UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

31 West 52nd Street, 16th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners, LLC

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (866) 699-8125

Date of fiscal year end: May 31

Date of reporting period: June 1, 2021 – November 30, 2021

Item 1.	Report to Stockholders.

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.shiplp.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.866.699.8125 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.shiplp.com.

Table of Contents

Shareholder Letter	2
Disclosure of Fund Expenses	8
Summaries of Portfolio Holdings	9
Growth of $10,000 Investment
Stone Harbor Emerging Markets Debt Fund	12
Stone Harbor High Yield Bond Fund	13
Stone Harbor Local Markets Fund	14
Stone Harbor Emerging Markets Corporate Debt Fund	15
Stone Harbor Strategic Income Fund	16
Stone Harbor Emerging Markets Debt Allocation Fund	17
Statements of Investments
Stone Harbor Emerging Markets Debt Fund	18
Stone Harbor High Yield Bond Fund	34
Stone Harbor Local Markets Fund	42
Stone Harbor Emerging Markets Corporate Debt Fund	48
Stone Harbor Strategic Income Fund	54
Stone Harbor Emerging Markets Debt Allocation Fund	62
Statements of Assets & Liabilities	64
Statements of Operations	66
Statements of Changes in Net Assets	68
Financial Highlights
Stone Harbor Emerging Markets Debt Fund	72
Stone Harbor High Yield Bond Fund	73
Stone Harbor Local Markets Fund	74
Stone Harbor Emerging Markets Corporate Debt Fund	75
Stone Harbor Strategic Income Fund	76
Stone Harbor Emerging Markets Debt Allocation Fund	77
Notes to Financial Statements	78
Additional Information	97
Board Approval of Interim Investment Advisory Agreement	99

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	1

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2021 (Unaudited)

Dear Shareholder,

The six months through the end of November 2021 was a period of mixed market returns set against a backdrop of strong economic growth and supported by ongoing but reduced fiscal and monetary policy support around the globe. The U.S. recorded a Q2 growth of 6.7%, while the U.K. and Europe posted 5.5% and 2.2%, respectively. Some slowdown was evident in Q3, but the underlying momentum remained in place. Inflation continued to be a concern, with year-over-year Consumer Price Index (“CPI”) growth reaching 6.8% in the U.S., 5.1% in the U.K. and 5.2% in the Euro area. Central banks did not respond uniformly to these higher inflation readings. The U.S. Federal Reserve (“Fed”) and the U.K. Monetary Policy Committee (“MPC”) pulled forward expectations of reducing accommodation, with the former signaling increased tapering and earlier potential rises in interest rates, and the latter guiding markets towards an imminent rate rise. Notwithstanding the emergence of a new Covid-19 wave, the common ground in their analysis appears to be that supply chain constraints will be persistent for a while, and with tighter-than-expected labor markets, the risks of second round effects through the labor market would rise. On the other hand, the European Central Bank (“ECB”) and the Bank of Japan (“BOJ”) judged the output camp and labor market slack to be sufficient to justify maintaining current levels of accommodation.

Against this background, one might have expected a disparate performance across government bond markets. At first glance this has not been the case, with 10-year yields in the U.S. and Europe declining by 15 basis points (“bps”) and 16 bps, respectively to end the period under review at 1.45% and -0.35%, respectively. A closer look at yield curves highlights that the picture is somewhat more nuanced with the front end of yield curves seeing significant rises in yields both in the U.S. and U.K. Longer-term market expectation have remained stable with 10-year breakeven inflation rates holding at 2.5% in the U.S. and falling to 1.4% in Europe. Longer-term expectations (e.g., 5 years) for Fed Funds have declined 30 bps to 1.75% in the U.S. and have stayed stable for European rates. This suggests that the different paths being trod by the central banks are seen, by the markets, as maintaining or indeed enhancing their credibility.

As noted above, U.S. 10-year yields ended November at 1.45% compared with 1.64% at end May and Bund yields finished at -0.35%. Despite generally positive equity market performance, credit markets struggled modestly over this period. U.S. High Yield spreads widened some 43 bps ending November at 388 bps. Investment grade corporate spreads widened 16 bps ending the period at 98 bps. Emerging markets debt (“EMD”) hard currency sovereign bond spreads widened 59 bps to 390 bps over the six months. Within emerging markets (“EM”), investment grade credits outperformed non-investment grade credits.

In foreign exchange (“FX”) markets, the dollar posted some notable gains with the Dollar Index rising some 6.6%. With front end yields moving to support the U.S. dollar, the Euro declined approximately 7.6% and the Japanese yen declined 3.1%. Emerging market currencies were generally declined.

Despite the current surge in Covid-19 cases as a result of the new Omicron variant, the outlook for growth remains solid. Policy uncertainty very much focusses on inflation and the extent that, from this point forward, it will be transitory. Market pricing, assessing breakeven inflation yields, does suggest some leeway in the exact timing of the return to normal but this will not be infinite. Our base case remains that inflation will begin to subside somewhat over the course of this year but a failure to do so would likely see a rise in market yields and pressure on risk assets. In our base case however the outlook from a fundamental perspective looks reasonable. Valuation measures suggest that credit markets are at more attractive levels than they have been for some months. For sure the recent widening has not created cheap valuations across the board, but by historical standards, US Investment Grade and High Yield corporates look closer to fair value and EMD and Loans look slightly cheap. This suggest some protection against the current uncertainty and room for spreads to narrow markedly should inflation and policy uncertainty.

At Stone Harbor Investment Partners, we will continue to focus on seeking to capture excess return from stable and improving credit situations in corporate and sovereign markets worldwide. As we continue to monitor these developments, please follow our progress through the year by visiting our website at www.shiplp.com. There you will find updates on our view of credit markets, as well as related news and research. We appreciate the confidence you have placed in Stone Harbor and look forward to providing you with another update in the next six months.

2	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2021 (Unaudited)

Market Review: Emerging Markets Debt

A wide range of events impacted EM debt markets during the last six months ended 30 November 2021, leading to some retracement of gains made in the first half of 2021. Key macro developments that impacted markets included the emergence of two highly contagious variants of COVID-19, which led consensus downgrades of growth expectations and an increase in inflation, which led to a shift towards hawkish rhetoric from the U.S Federal Reserve and forced many EM central banks to begin hiking policy interest rates. Other factors that weighed on EM market sentiment included the persistence of global supply chain constraints and defaults among select highly-leveraged Chinese property developers.

Despite these macro risks, EM fundamentals remained supported by several important factors. First, the pace of change in EM COVID-19 vaccination distribution improved. While the emergence of potentially vaccine-resistant variants remains a risk, progress in producing and distributing vaccines increased dramatically from a year ago when no vaccines had been approved. Second, commodity price strength, a product of both pent-up demand and constrained supply, provided many resource-rich developing countries powerful fiscal support, which enhanced repayment capacity. Third, external vulnerabilities, as measured by current account balances, remained low as a result of the cumulative effect of long-term currency depreciation and the pandemic-driven decline in domestic demand. Lastly, unlike central banks from advanced economies, many EM central banks increased policy interest rates from low levels, proactively insuring against the risk of rising inflation. If inflation peaks sometime in mid-2022 as we expect, domestic bonds from many emerging markets will already have built-in insurance against a rise in U.S interest rates.

The performance of the benchmarks that track the various sectors of emerging markets debt reflected market uncertainty over macroeconomic risks. The JPMorgan EMBI Global Diversified, which tracks US dollar-denominated sovereign debt, posted a total return of -1.79%. The benchmark’s spread over comparable maturity U.S. Treasury securities widened 59 bps, to close on 30 November 2021 at a spread of 390 bps. JPMorgan’s CEMBI Broad Diversified, a benchmark comprising US dollar-denominated corporate debt returned 0.07% and its credit spread widened 39 bps, ending the period at a spread of 292 bps. The JPMorgan GBI EM Global Diversified, the local currency debt index, returned -7.93%.

Stone Harbor Emerging Markets Debt Fund

The total return of the Stone Harbor Emerging Markets Debt Fund (the “Fund”) for the 6 month period ended November 30, 2021 was -2.61% (net of expenses) and -2.25% (gross of expenses). This performance compares to a benchmark return of -1.79% for the JPMorgan EMBI Global Diversified. The Fund underperformed its benchmark as a result of both country selection and issue selection. Off benchmark exposure in hard currency corporate bonds, particularly in Mexico, but also in China, Colombia, Nigeria, and Zambia enhanced performance. Duration-adjusted returns that are explained by U.S. Treasury movements were negative, and miscellaneous differences that represent pricing differences, among other factors, were positive.

The top detractors from relative returns included overweights and issue selection in Colombia and Egypt, and an underweight and issue selection in China. We attribute Colombia’s underperformance to market uncertainty related to presidential elections scheduled for 29 May 2022. While the election remained months away, a large number of candidates included extremes from the political spectrum. In our view, any new president in Colombia will face a divided congress and will have to look for consensus to implement reforms. In the meantime, Colombia’s economic recovery remained on track and business sentiment upbeat. Egypt’s sub-index underperformed despite strong fundamentals. Conversely, China’s sub-sector of the index outperformed the broader index. While we maintained an underweight based on valuation considerations, we increased our exposure to China’s external sovereign bonds as spreads widened in the late part of Q3. Other detractors included overweights in Argentina, El Salvador, and Tunisia.

The top contributors to relative outperformance were issue selection in Angola and Panama, an overweight in Zambia, and an overweight in and issue selection in Malaysia. The Fund’s holding in Angola’s floating-rate, amortizing bond outperformed the longer-duration fixed rate bonds that are included in the benchmark. Issue selection in Aeropuerto Internacional de Tocumen, the government-owned operator of Panama City airport, enhanced relative returns. In Zambia, bond prices were supported in August as opposition leader Hakainde Hichilema (HH) won the presidential election on his sixth attempt. HH campaigned on lowering the fiscal deficit, restoring market confidence, boosting growth and ensuring debt sustainability. The election result cleared the path for a potential future deal with the International Monetary Fund (“IMF”), in our view. In Malaysia, mobility restrictions were reduced following improvements in pandemic data and in support of the economy subsequent to the contraction in GDP growth in Q3 2021. Rising private consumption and an announced expansionary 2022 budget increased the prospects for a future recovery in Malaysia and supported bond prices. Other positive contributors to relative returns included issue selection in Argentina and Tunisia, and an underweight in Peru.

The Fund uses various derivative instruments to implement its strategies. These derivatives may be utilized to attempt to manage the credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the exposure to these risks. At the end of the reporting period, the Fund had net market exposure to these derivatives of approximately ($154,000). Over the course of the reporting period these derivative positions generated a net realized loss of approximately $86,000 and $4.4 million in unrealized appreciation for an increase in operations of $4.3 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	3

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2021 (Unaudited)

At Stone Harbor Investment Partners LP, we will continue to focus on seeking to capture excess return from stable and improving credit situations in corporate and sovereign markets worldwide. As we continue to monitor these developments, please follow our progress through the year by visiting our website at www.shiplp.com. There you will find updates on our view of credit markets, as well as related news and research. We appreciate the confidence you have placed in Stone Harbor and look forward to providing you with another update in the next six months.

Stone Harbor Local Markets Fund

The total return of the Stone Harbor Local Markets Fund (the “Fund”) for the 6 month period ended November 30, 2021 was -7.20% (net of expenses) and -6.70% (gross of expenses). This performance compares to a benchmark return of -7.93% for the JPMorgan GBI EM Global Diversified. The Fund outperformed its benchmark as a result of both foreign exchange (“FX”) and duration positioning, as well as issue selection. Miscellaneous differences that represent pricing differences, among other factors, were positive.

The top contributors at the country level to relative performance included positioning in Hungary and Poland. In Hungary, the central bank paused its aggressive rate-hike campaign in September and raised the policy rate by less than expected, despite rising inflationary pressures. These actions led to a weaker forint and higher local bond yields, both positive for the Fund’s underweights in both FX and duration. Similarly, in Poland, returns on the zloty and domestic bonds underperformed the broader market, therefore benefitting the Fund’s duration underweight, as the EU threatened to withdraw aid over concerns that Poland’s government was infringing on the bloc’s standards regarding judicial independence and the rule of law. Positioning in select securities in Mexico’s local debt market, particularly in intermediate maturity bonds, as well as positioning in Russia and Brazil contributed positively.

Top detractors from relative returns included exposures in Malaysia, China and Romania. Low beta currencies from Malaysia and China outperformed during the past six months as the broader EM FX market declined. Accordingly, the Fund’s underweight exposures in the Milaysian ringgit and yuan detracted from overall excess returns. In Romania, political deadlock within parliament and calls for a no-confidence vote of the Prime Minister and his coalition government led to higher Romanian bond yields as markets assessed the likelihood of rating agency downgrades for the country in planned reviews by Moody’s and S&P in October.

The Fund uses various derivative instruments to implement its strategies. These derivatives may be utilized to attempt to manage the credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net market exposure to these derivatives of approximately ($189,000). Over the course of the reporting period, these derivative positions generated a net realized loss of approximately $93,000 and $591,000 in unrealized depreciation, for a decrease in operations of $684,000. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Emerging Markets Corporate Debt Fund

The total return of the Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund”) for the 6 month period ended November 30, 2021 was -0.36% (net of expenses) and 0.14% (gross of expenses). This performance compares to a benchmark return of 0.07% for the JPMorgan CEMBI Broad Diversified. The index spread over comparable maturity U.S. Treasury securities widened by 39 bps, ending the period at 292 bps. The investment grade sub sector outperformed, returning 0.86%, while the non-investment grade sub sector returned -0.93%.

The Fund outperformed its benchmark due to issue selection decisions, particularly in Mexico, Ukraine, and China. Mexico’s Aeromexico benefited from continued progress on its (Chapter 11) bankruptcy filing and proposed debt restructuring; while Ukraine’s DTEK Finance, the country’s largest private power producer, was supported by a ratings upgrade. In China, the large housing market continued to slow on the back of policy-induced deleveraging among property developers. Credit developments in China dominated headlines particularly during Q3, as two of the largest corporate issuers of external debt saw large price moves in their bonds. The bonds of Huarong Asset Management increased in price by 20 to 30 percentage points after the financial company released its financial statements following a months-long delay. Conversely, homebuilder Evergrande missed several interest payments during the quarter and its bond prices dropped as much 50 percentage points. The continuing turmoil around Huarong and Evergrande negatively impacted prices for the Chinese corporate sector. However, bond prices of Chinese homebuilders stabilized after the government loosened credit restrictions on mortgages and several homebuilders increased liquidity.

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Stone Harbor Investment Funds	Shareholder Letter

November 30, 2021 (Unaudited)

From an industry perspective, an overweight exposure and issue selection in airlines and an underweight exposure in home builders contributed most to relative performance. An overweight exposure in exploration & production, and issue selection in gaming also positively contributed to relative returns.

Attribution from credit rating was also positive, with overweights in non-investment grade credits (CCC and D rated), and issue selection in B rated credits contributing to excess returns.

Some of the positive attribution was offset by country overweight exposure in Brazil and Ukraine. Political headlines in Brazil, which raised concerns around increased social spending, stoked fears that companies would face higher interest rates in 2022 and negatively impacted Brazilian corporates. In Ukraine, border tensions with Russia in the latter part of the reporting period negatively impacted corporate bonds from the Ukraine.

Stone Harbor Emerging Markets Debt Allocation Fund

The total return of the Stone Harbor Emerging Markets Debt Allocation Fund (the “Fund”) for the 6- month period ended November 30, 2021 was -5.04% (net of direct and indirect expenses) and -4.62% (gross of direct and indirect expenses). This compares to a blended benchmark (50% JPMorgan EMBI Global Diversified / 50% JPMorgan GBI EM Global Diversified) return of -4.90%.

The Fund outperformed its benchmark primarily as a result of country exposure and issue selection in local currency debt and off benchmark exposure in hard currency corporate bonds. Duration-adjusted returns that are explained by U.S. Treasury movements were positive, as were miscellaneous differences that represent pricing differences, among other factors.

Asset allocation decisions detracted from relative performance as a result of the Fund’s larger-than-benchmark allocation to local currency debt, which underperformed the blended benchmark return. However, the Fund also maintained off-benchmark exposure in high-quality corporate credits as a diversifying measure that was established during the second quarter. This allocation decision enhanced excess returns.

In hard currency sovereign debt, the top positive contributors to relative outperformance were issue selection in Angola, Panama, and Malaysia, and an overweight in Zambia. The Fund’s holding in Angola’s floating-rate, amortizing bond outperformed the longer-duration fixed rate bonds that are included in the benchmark. Issue selection in Aeropuerto Internacional de Tocumen, the government-owned operator of Panama City airport, enhanced relative returns. The Fund’s holding in Malaysia’s 1MDB also contributed positively to performance. In Zambia, bond prices were supported in August as opposition leader Hakainde Hichilema (HH) won the presidential election and implemented policies aimed at lowering the fiscal deficit, restoring market confidence, boosting growth and ensuring debt sustainability. The election result also cleared the path for a potential future deal with the IMF, in our view. Other positive contributors to relative returns included issue selection in Argentina and Tunisia.

In local currency debt, the top contributors to relative performance included Hungary and Poland. In Hungary, the central bank paused its aggressive rate-hike campaign in September and raised the policy rate by less than expected, despite rising inflationary pressures. These actions led to a weaker Hungarian forint and higher local bond yields, both positive for the Fund’s underweights in both FX and duration. Similarly, in Poland, returns on the zloty and domestic bonds underperformed the broader market, therefore benefitting the Fund’s short-duration exposure, as the EU threatened to withdraw aid over concerns that Poland’s government was infringing on the bloc’s standards regarding judicial independence and the rule of law. Other positive contributors from local currency included Czech Republic and Indonesia.

Off benchmark exposures to U.S. dollar denominated corporate debt, particularly in Mexico, but also in China, Colombia, Nigeria, Peru, Russia, and Zambia, Colombia, Ghana, and Ukraine, also contributed positively to performance.

Top detractors from relative returns in external sovereign debt included overweights and issue selection in Colombia and Egypt, and an underweight in China. In Colombia, bond prices fell along with declining oil prices amidst the pandemic uncertainty, and as oil-producing countries organized under OPEC+ reaffirmed their plan to boost production in the months ahead. We note, however, Colombia reported better-than-expected year-over-year Q3 GDP growth of 13.2% compared to consensus estimates of 12.5%. Egypt’s sub-index underperformed despite strong fundamentals. Conversely, China’s sub-sector of the index outperformed the broader index. While we maintained an underweight based on valuation considerations, we increased our exposure to China’s external sovereign bonds as spreads widened in the late part of Q3. Other detractors included overweights in Argentina, El Salvador, and Tunisia.

In local currency debt, the top detractors from relative returns included FX positioning in Brazil and Malaysia and issue selection in Romania. While Brazil’s currency fell over 7% during the reporting period, it outperformed the currency return of the local currency benchmark (JP Morgan GBI EM Global Diversified). However, the real’s return underperformed the blended benchmark return and, accordingly, the Fund’s overweight position in the currency detracted from relative performance. The Fund held an underweight in Malaysia’s ringgit, a low beta currency that outperformed during the market downturn over the past six months. In Romania, the main source of underperformance came from issue selection. Political deadlock within Romania’s parliament and calls for a no-confidence vote of the Prime Minister and his coalition government led to higher Romanian bond yields as markets assessed the likelihood of rating agency downgrades for the country in planned reviews by Moody’s and S&P in October.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	5

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2021 (Unaudited)

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to attempt to manage the credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the exposure to these risks. At the end of the reporting period the Fund had net market exposure to these derivatives of approximately ($9,000). Over the course of the reporting period, these derivative positions generated a net realized gain of $12,000 and $20,000 in unrealized depreciation, for a decrease in operations of approximately $8,000. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor High Yield Bond Fund

The total return of the Stone Harbor High Yield Bond Fund (the “Fund”) for the 6-month period ended November 30, 2021 was 0.72% (net of expenses) and 1.05% (gross of expenses). This compares to a benchmark return of 1.10% for the ICE BofAML U.S. High Yield Constrained Index.

The high yield market was volatile during the reporting period as macro forces such as Covid-19 variants, inflation, Fed policy, and commodity prices were a major focus for investors. Performance was strong early in the period as more market participants came to view higher inflation as transitory, spurring a rally in U.S. Treasuries and easing interest rate concerns for high yield investors. Additionally, oil prices continued to climb due to increasing demand as economies continued to reopen. However, the spread of the Delta variant and investor focus on the timing and pace of the Fed taper limited early gains in the market. Additionally, heavy new issuance weighed on the market. The gains that occurred from easing concerns with the Delta variant and Fed tapering were short lived as inflation concerns roared back to life as companies continued to point to rising costs and supply chain constraints. The resulting rise in U.S. Treasuries caused longer duration bonds with tighter spreads to underperform. The high yield market ended the period with weak performance with rising interest rate volatility as markets priced in an earlier start to monetary tightening given the ongoing inflationary pressures and mounting supply chain concerns. A new COVID-19 variant sent the market lower to end the period with renewed concerns about potential restrictions/lockdowns and the potential impact on growth and elevated inflation data increased expectations that the Fed would seek a faster end to stimulus and an earlier start to interest rate hikes. Market declines were cushioned to a degree by strong corporate earnings, improving technical as new issuance eased, and supportive commodity prices.

The Fund underperformed relative to the benchmark slightly as positive industry selection was more than offset by negative issue selection. Negative security selection decisions in exploration & production (e&p), financials, and leisure offset a positive contribution from credit selection in media. The underperformance in e&p came from positioning in bonds with shorter maturity relative to the benchmark. Leisure was negatively impacted by overweighting cruise liners and underweighting movie theaters relative to the benchmark. Media benefitted from an avoiding a distressed media issuer and from outperformance of tv broadcaster positions. In industry selection decisions, an overweight in exploration & production (“e&p”) benefitted performance and the media overweight detracted from performance. From a credit quality perspective, BB-rated issue selection benefitted performance and issue selection in B-rated bonds negatively impacted performance.

Stone Harbor Strategic Income Fund

The total return of the Strategic Income Fund (the “Fund”) for the 6-month period ended 30 November 2021 was -0.74% (net of direct and indirect expenses) and -0.39% (gross of direct and indirect expenses). This performance compares to a benchmark return of 0.88% for the Bloomberg Barclays Global Credit Index (Hedged USD).

The U.S. 10-year yields ended November at 1.45% compared with 1.64% at end May and Bund yields finished at -0.35%. Despite generally positive equity market performance, credit markets struggled modestly over this period. U.S. High Yield spreads widened some 43 bps ending November at 388 bps. Investment Grade corporate spreads widened 16 bps ending the period at 98 bps. EMD hard currency sovereign bond spreads widened 59 bps to 390 bps over the six months.

The Fund underperformed its benchmark as a result of certain asset allocation, duration, and individual credit decisions. The Fund’s duration positioning (short relative to the benchmark) generated a negative contribution during the period as developed market government rates moved lower, led by the U.S. 10-year Treasury falling 15 bps. The Fund’s broad asset allocation decisions were also a negative contributor taken as a whole. Investments in developed market investment grade bonds and US high yield corporates were positive contributors from an asset allocation perspective, while investments in all sectors of emerging markets debt underperformed the Fund’s aggregate benchmark. Within individual portfolio segments, the Fund experienced outperformance in investment grade, emerging markets local currency debt and emerging markets corporate debt, while generating underperformance in U.S. high yield corporates and emerging markets hard currency debt. The investment grade sector outperformance was primarily due to security selection decisions in corporate and securitized assets. Within US high yield industry positioning was a slight positive contributor offset by the negative contribution from security selection. In emerging markets local currency debt, both currency exposure and duration positioning benefitted the Fund’s relative basis.

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Stone Harbor Investment Funds	Shareholder Letter

November 30, 2021 (Unaudited)

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to attempt to manage the credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the exposure to these risks. At the end of the reporting period the Fund had net market exposure of approximately $14,000 to these derivatives. Over the course of the reporting period, these derivative positions generated a net realized gain of $5,000 and $31,000 in unrealized depreciation, for a decrease in operations of approximately $26,000. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Sincerely,

Peter J. Wilby, CFA

President and Chief Executive Officer

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s. S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Diversification does not guarantee against a loss.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	7

Stone Harbor Investment Funds	Disclosure of Fund Expenses

November 30, 2021 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on June 1, 2021 and held until November 30, 2021.

Actual Expenses. The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON ACTUAL TOTAL RETURN

	Actual Total Return	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	-2.61%	$1,000.00	$ 973.90	0.72%	$ 3.56
STONE HARBOR HIGH YIELD BOND FUND	0.72	1,000.00	1,007.20	0.66	3.32
STONE HARBOR LOCAL MARKETS FUND	-7.20	1,000.00	928.00	1.01	4.88
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	-0.36	1,000.00	996.40	1.03	5.15
STONE HARBOR STRATEGIC INCOME FUND	-0.74	1,000.00	992.60	0.25(3)	1.25
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	-5.04	1,000.00	949.60	0.02(3)	0.10

BASED ON HYPOTHETICAL TOTAL RETURN

	Hypothetical Annualized Total Return	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	5.00%	$ 1,000.00	$ 1,021.46	0.72%	$ 3.65
STONE HARBOR HIGH YIELD BOND FUND	5.00	1,000.00	1,021.76	0.66	3.35
STONE HARBOR LOCAL MARKETS FUND	5.00	1,000.00	1,020.00	1.01	5.11
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	5.00	1,000.00	1,019.90	1.03	5.22
STONE HARBOR STRATEGIC INCOME FUND	5.00	1,000.00	1,023.82	0.25(3)	1.27
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	5.00	1,000.00	1,024.97	0.02(3)	0.10

(1)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(2)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365. Note this expense example is typically based on a six-month period.
(3)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

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Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2021 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND
Country Breakdown(1)%
Mexico	7.06%
Saudi Arabia	4.84%
Colombia	4.83%
United Arab Emirates	4.62%
Indonesia	4.29%
Russia	3.49%
Egypt	3.40%
Turkey	3.16%
Malaysia	3.05%
Panama	3.02%
Nigeria	2.97%
Brazil	2.97%
Qatar	2.95%
Ukraine	2.94%
South Africa	2.66%
Bahrain	2.59%
Kazakhstan	2.59%
Dominican Republic	2.58%
Philippines	2.34%
Argentina	2.30%
Oman	2.20%
Ghana	2.11%
Angola	2.10%
Peru	2.04%
Chile	1.93%
Ecuador	1.55%
Romania	1.41%
Pakistan	1.11%
China	1.09%
Zambia	1.06%
Tunisia	1.02%
Belarus	1.01%
Sri Lanka	0.97%
Hungary	0.86%
Iraq	0.76%
El Salvador	0.71%
Mozambique	0.70%
Jordan	0.70%
Ivory Coast	0.68%
Guatemala	0.56%
Uzbekistan	0.54%
Kenya	0.48%
Venezuela	0.46%
Trinidad & Tobago	0.43%
Vietnam	0.38%
Senegal	0.38%
Jamaica	0.35%
Gabon	0.31%
United States	0.33%
Lebanon	0.29%
Costa Rica	0.26%
Honduras	0.21%
Georgia	0.17%
Macau	0.13%
Papua New Guinea	0.11%
Hong Kong	0.09%
India	0.07%
Armenia	0.06%
Ethiopia	0.06%
Bahamas	0.04%
Total	98.37%
Short Term Investments	0.47%
Other Assets in Excess of Liabilities	1.16%
Total Net Assets	100.00%

STONE HARBOR LOCAL MARKETS FUND
Country Breakdown(1)%
China	11.65%
Indonesia	11.03%
South Africa	9.69%
Mexico	9.43%
Russia	8.94%
Brazil	7.42%
Colombia	6.36%
Malaysia	5.83%
Poland	4.10%
Czech Republic	3.93%
Thailand	3.47%
Romania	2.87%
Chile	1.96%
Peru	1.55%
Egypt	1.48%
Turkey	1.15%
Serbia	0.64%
Uruguay	0.56%
Kazakhstan	0.15%
Total	92.21%
Short Term Investments	3.17%
Other Assets in Excess of Liabilities	4.62%
Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	9

Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2021 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND
Industry Breakdown	%
Exploration & Production	11.32%
Media Cable	8.44%
Midstream	6.54%
Healthcare	6.33%
Financial/Lease	5.54%
Media Other	4.76%
Building Products	4.27%
Leisure	4.17%
Automotive	4.06%
Electric	3.42%
Gaming	3.40%
Pharmaceuticals	2.80%
Services Other	2.33%
Industrial Other	2.25%
Chemicals	2.16%
Home Builders	2.07%
Environmental Services	2.01%
Retail Non Food/Drug	1.98%
Technology	1.90%
Drillers/Services	1.85%
Consumer Products	1.81%
Commercial Services	1.80%
Satellite	1.63%
Wirelines	1.34%
Media	1.18%
Retail	0.98%
Airlines	0.93%
Retail Food/Drug	0.89%
Containers/Packaging	0.85%
Paper/Forest Products	0.75%
Food/Beverage/Tobacco	0.73%
Refining	0.73%
Restaurants	0.65%
Diversified Finan Serv	0.53%
Property & Casualty Insurance	0.41%
Transportation Non Air/Rail	0.40%
Food & Beverage	0.34%
Entertainment	0.27%
Pipelines	0.15%
Lodging	0.14%
Gas Distributors	0.12%
Telecommunications	0.09%
Total	98.32%
Short Term Investments	0.40%
Other Assets in Excess of Liabilities	1.28%
Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
Industry Breakdown	%
Oil & Gas	11.79%
Electric	11.75%
Telecommunications	6.60%
Banks	5.67%
Real Estate	5.39%
Mining	5.13%
Exploration & Production	3.91%
Lodging	3.66%
Financial/Lease	3.33%
Industrial Other	2.93%
Diversified Finan Serv	2.83%
Energy-Alternate Sources	2.68%
Engineering & Construction	2.37%
Commercial Services	2.27%
Airlines	2.20%
Pharmaceuticals	2.17%
Iron/Steel	2.12%
Pipelines	1.93%
Gas	1.82%
Metals/Mining/Steel	1.74%
Media	1.24%
Food	1.10%
Forest Products & Paper	1.04%
Investment Companies	0.98%
Metal Fabricate/Hardware	0.87%
Gas Distributors	0.79%
Holding Companies-Divers	0.75%
Packaging & Containers	0.74%
Entertainment	0.70%
Chemicals	0.69%
Transportation	0.65%
Internet	0.62%
Retail	0.61%
Food/Bev/Tobacco	0.57%
Technology	0.57%
Building Materials	0.47%
Multi-National	0.44%
Wireless	0.41%
Auto Parts & Equipment	0.30%
Coal	0.17%
Oil & Gas Services	0.15%
Total	96.15%
Short Term Investments	2.90%
Other Assets in Excess of Liabilities	0.95%
Total Net Assets	100.00%

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Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2021 (Unaudited)

STONE HARBOR STRATEGIC INCOME FUND
Industry Breakdown	%
Government Entity	13.94%
Banking	4.55%
Electric	0.85%
Technology	0.71%
REITS	0.64%
Retail Non Food/Drug	0.64%
Wirelines	0.62%
Automotive	0.58%
Food and Beverage	0.55%
Financial Other	0.53%
Gas Pipelines	0.53%
Healthcare	0.50%
Aerospace/Defense	0.40%
Wireless	0.37%
Chemicals	0.35%
Pipelines	0.35%
Pharmaceuticals	0.33%
Services Other	0.33%
Exploration & Production	0.33%
Metals/Mining/Steel	0.32%
Healthcare-Services	0.32%
Media Cable	0.30%
Non Corporate	0.24%
Restaurants	0.20%
Transportation Non Air/Rail	0.19%
Gas Distributors	0.18%
Industrial Other	0.17%
Diversified Manufacturing	0.17%
Non Captive Finance	0.17%
Environmental Services	0.17%
Software	0.16%
Construction Machinery	0.16%
Property & Casualty Insurance	0.16%
Commercial Services	0.16%
Gaming	0.16%
Lodging	0.16%
Refining	0.15%
Home Builders	0.15%
Oil&Gas	0.08%
Affiliated Funds	61.82%
Total	92.69%
Short Term Investments	6.46%
Other Assets in Excess of Liabilities	0.85%
Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND
Industry Breakdown	%
Stone Harbor Local Markets Fund	51.28%
Stone Harbor Emerging Markets Debt Fund	48.82%
Total	100.10%
Short Term Investments	0.16%
Other Assets in Excess of Liabilities	-0.26%
Total Net Assets	100.00%

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	11

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2021 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the JPMorgan Emerging Markets Bond Index Global Diversified (JPMorgan EMBI Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor Emerging Markets Debt Fund	-2.61%	-1.44%	5.84%	4.18%	4.24%	5.99%
JPMorgan EMBI Global Diversified Index	-1.79%	-1.31%	5.93%	4.64%	5.25%	6.44%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2021 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the ICE BofAML US High Yield Constrained Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor High Yield Bond Fund	0.72%	4.12%	6.56%	5.33%	5.77%	5.96%
ICE BofAML US High Yield Constrained Index	1.10%	5.38%	7.07%	6.09%	6.78%	7.22%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	13

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2021 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the JPMorgan Global Bond Index – Emerging Markets Global Diversified (JPMorgan GBI-EM Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 30, 2010)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor Local Markets Fund	-7.20%	-6.16%	1.60%	2.07%	-0.97%	-0.03%
JPMorgan GBI-EM Global Diversified Index	-7.93%	-7.02%	1.98%	2.88%	0.44%	1.35%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2021 (Unaudited)

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Market Corporate Debt Fund and the JPMorgan Corporate Emerging Market Bond Index – Broad Diversified (JPMorgan CEMBI Broad Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 1, 2011)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor Emerging Markets Corporate Debt Fund	-0.36%	3.95%	7.58%	5.47%	5.48%	4.14%
JPMorgan CEMBI Broad Diversified Index	0.07%	1.98%	7.04%	5.44%	5.68%	5.18%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	15

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2021 (Unaudited)

STONE HARBOR STRATEGIC INCOME FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Strategic Income Fund and the Bloomberg Barclays Global Credit Index (Hedged USD). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Strategic Income Fund	-0.74%	1.22%	4.25%	3.26%	3.22%
Bloomberg Barclays Global Credit Index (Hedged USD)	0.88%	0.15%	6.52%	4.88%	4.66%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

16	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2021 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Allocation Fund, the JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and the Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JPMorgan GBI-EM Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, October 20, 2014)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Emerging Markets Debt Allocation Fund	-5.04%	-3.89%	3.75%	3.17%	1.37%
JPMorgan EMBI Global Diversified Index	-1.79%	-1.31%	5.93%	4.64%	4.39%
JPMorgan GBI-EM Global Diversified Index	-7.93%	-7.02%	1.98%	2.88%	-0.27%
Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JPMorgan GBI-EM Global Diversified Index)	-4.90%	-4.19%	3.98%	3.81%	2.10%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	17

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 69.82%
Angola - 2.10%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	13,867,077	$14,075,083	(1)
	USD	6M US L + 4.50%	12/07/23	2,275,000	2,240,875	(1)
	USD	6.93%	02/19/27	6,089,286	5,693,635
	USD	8.25%	05/09/28	1,032,000	973,648	(2)
	USD	9.38%	05/08/48	5,991,000	5,485,704	(3)
					28,468,945

Argentina - 2.20%
Republic of Argentina:
	USD	0.50%	07/09/30	90,017,980	28,040,601	(4)
	USD	1.13%	07/09/35	2,941,000	826,421	(4)
	USD	1.13%	07/09/46	3,343,974	948,016	(4)
					29,815,038

Armenia - 0.06%
Republic of Armenia	USD	3.60%	02/02/31	803,000	738,973	(2)

Bahamas - 0.04%
Commonwealth of Bahamas	USD	6.00%	11/21/28	672,000	596,581	(3)

Bahrain - 2.34%
Kingdom of Bahrain:
	USD	7.00%	01/26/26	8,841,000	9,729,034	(2)
	USD	7.00%	10/12/28	2,521,000	2,710,075	(2)
	USD	6.75%	09/20/29	3,538,000	3,761,779	(2)
	USD	7.38%	05/14/30	4,915,000	5,390,182	(3)
	USD	5.63%	09/30/31	3,089,000	2,998,160	(2)
	USD	5.63%	09/30/31	1,091,000	1,058,917	(3)
	USD	5.25%	01/25/33	5,880,000	5,468,400	(2)
	USD	6.00%	09/19/44	765,000	677,528	(3)
					31,794,075

Belarus - 1.01%
Development Bank Belarus Republic of Belarus:	USD	6.75%	05/02/24	6,434,000	5,774,515	(3)
	USD	5.88%	02/24/26	4,424,000	3,992,660	(3)
	USD	6.20%	02/28/30	420,000	346,080	(2)
	USD	6.38%	02/24/31	1,100,000	903,100	(2)
	USD	6.38%	02/24/31	3,206,000	2,632,126	(3)
					13,648,481

Brazil - 2.48%
Fed Republic of Brazil:
	USD	4.63%	01/13/28	1,147,000	1,168,286
	USD	4.50%	05/30/29	536,000	533,577
	USD	3.88%	06/12/30	7,525,000	7,072,164
	USD	3.75%	09/12/31	5,379,000	4,947,335

See Notes to Financial Statements.

18	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Brazil (continued)
Fed Republic of Brazil: (continued)
	USD	5.00%	01/27/45	2,033,000	$1,827,240
	USD	5.63%	02/21/47	2,414,000	2,335,871
	USD	4.75%	01/14/50	4,070,000	3,494,217
State of Minas Gerais:
	USD	5.33%	02/15/28	1,295,700	1,354,914	(2)
	USD	5.33%	02/15/28	10,365,600	10,839,308	(3)
					33,572,912

Chile - 1.72%
Republic of Chile:
	USD	2.45%	01/31/31	1,475,000	1,465,486
	USD	2.55%	01/27/32	3,193,000	3,187,213
	USD	2.55%	07/27/33	11,339,000	11,143,402
	USD	3.86%	06/21/47	1,257,000	1,381,858
	USD	3.25%	09/21/71	6,552,000	6,145,776
					23,323,735

Colombia - 3.73%
Republic of Colombia:
	USD	8.13%	05/21/24	2,703,000	3,077,082
	USD	3.00%	01/30/30	4,567,000	4,152,294
	USD	3.13%	04/15/31	1,017,000	913,910
	USD	3.25%	04/22/32	4,057,000	3,624,930
	USD	7.38%	09/18/37	1,304,000	1,527,626
	USD	6.13%	01/18/41	4,466,000	4,647,710
	USD	4.13%	02/22/42	1,870,000	1,584,825
	USD	5.00%	06/15/45	11,951,000	10,941,977
	USD	5.20%	05/15/49	10,666,000	9,960,977
	USD	3.88%	02/15/61	13,349,000	10,186,622
					50,617,953

Costa Rica - 0.26%
Costa Rica Government:
	USD	5.63%	04/30/43	195,000	165,300	(2)
	USD	7.00%	04/04/44	1,154,000	1,098,057	(2)
	USD	7.16%	03/12/45	422,000	405,571	(2)
	USD	7.16%	03/12/45	1,938,000	1,862,554	(3)
					3,531,482

Dominican Republic - 2.58%
Dominican Republic:
	USD	6.60%	01/28/24	1,632,000	1,778,880	(3)
	USD	5.88%	04/18/24	2,537,000	2,663,850	(2)
	USD	5.95%	01/25/27	4,504,000	4,982,084	(3)
	USD	4.50%	01/30/30	5,141,000	5,129,253	(2)
	USD	4.88%	09/23/32	2,045,000	2,037,106	(2)
	USD	4.88%	09/23/32	8,609,000	8,575,769	(3)
	USD	7.45%	04/30/44	1,510,000	1,755,375	(3)
	USD	6.40%	06/05/49	3,389,000	3,469,743	(3)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	19

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Dominican Republic (continued)
Dominican Republic: (continued)
	USD	5.88%	01/30/60	4,957,000	$4,630,458	(2)
					35,022,518

Ecuador - 1.55%
Republic of Ecuador:
	USD	5.00%	07/31/30	5,620,179	4,608,547	(2)(4)
	USD	0.00%	07/31/30	5,211,766	2,853,442	(2)(5)
	USD	1.00%	07/31/35	13,021,323	8,447,583	(2)(4)
	USD	0.50%	07/31/40	8,850,000	5,066,625	(2)(4)
					20,976,197

Egypt - 3.40%
Republic of Egypt:
	EUR	4.75%	04/11/25	1,134,000	1,252,305	(2)
	USD	5.88%	06/11/25	936,000	937,170	(2)
	USD	5.25%	10/06/25	1,451,000	1,420,166	(2)
	EUR	4.75%	04/16/26	2,252,000	2,416,706	(2)
	USD	7.60%	03/01/29	635,000	608,806	(3)
	EUR	6.38%	04/11/31	4,656,000	4,719,312	(2)
	USD	7.05%	01/15/32	1,753,000	1,553,596	(2)
	USD	7.63%	05/29/32	8,153,000	7,388,656	(2)
	USD	8.50%	01/31/47	3,169,000	2,709,495	(3)
	USD	7.90%	02/21/48	498,000	404,003	(2)
	USD	7.90%	02/21/48	2,099,000	1,702,814	(3)
	USD	8.70%	03/01/49	1,115,000	957,506	(2)
	USD	8.88%	05/29/50	21,790,000	18,957,300	(2)
	USD	8.15%	11/20/59	1,333,000	1,083,063	(2)
					46,110,898

El Salvador - 0.71%
Republic of El Salvador:
	USD	5.88%	01/30/25	462,000	322,246	(2)
	USD	6.38%	01/18/27	2,105,000	1,379,564	(2)
	USD	6.38%	01/18/27	3,032,000	1,987,097	(3)
	USD	8.63%	02/28/29	987,000	682,701	(3)
	USD	7.65%	06/15/35	528,000	329,253	(2)
	USD	7.63%	02/01/41	2,912,000	1,798,553	(2)
	USD	7.63%	02/01/41	4,341,000	2,681,154	(3)
	USD	9.50%	07/15/52	720,000	487,701	(3)
					9,668,269

Ethiopia - 0.06%
Republic of Ethiopia	USD	6.63%	12/11/24	1,319,000	873,837	(2)

Gabon - 0.31%
Republic of Gabon	USD	7.00%	11/24/31	4,421,000	4,172,319	(2)

See Notes to Financial Statements.

20	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Georgia - 0.17%
Republic of Georgia	USD	2.75%	04/22/26	2,366,000	$2,348,255	(2)

Ghana - 1.63%
Republic of Ghana:
	USD	8.13%	01/18/26	789,000	706,155	(2)
	USD	6.38%	02/11/27	1,308,000	1,080,735	(2)
	USD	7.88%	03/26/27	5,098,000	4,358,790	(2)
	USD	7.75%	04/07/29	2,403,000	1,961,449	(2)
	USD	7.63%	05/16/29	396,000	323,235	(2)
	USD	7.63%	05/16/29	1,268,000	1,035,005	(3)
	USD	8.13%	03/26/32	622,000	494,490	(2)
	USD	8.63%	04/07/34	2,016,000	1,600,200	(3)
	USD	7.88%	02/11/35	827,000	628,520	(2)
	USD	8.88%	05/07/42	3,973,000	3,084,041	(2)
	USD	8.63%	06/16/49	600,000	459,000	(3)
	USD	8.95%	03/26/51	2,200,000	1,699,500	(3)
	USD	8.75%	03/11/61	6,160,000	4,693,797	(2)
					22,124,917

Guatemala - 0.56%
Republic of Guatemala:
	USD	4.38%	06/05/27	1,300,000	1,369,047	(3)
	USD	5.38%	04/24/32	2,255,000	2,500,231	(3)
	USD	3.70%	10/07/33	1,214,000	1,183,911	(2)
	USD	4.65%	10/07/41	2,615,000	2,593,243	(2)
					7,646,432

Honduras - 0.21%
Honduras Government	USD	5.63%	06/24/30	2,825,000	2,839,125	(2)

Hungary - 0.86%
Hungary	USD	2.13%	09/22/31	12,098,000	11,714,173	(2)

Indonesia - 1.35%
Republic of Indonesia:
	USD	2.85%	02/14/30	4,584,000	4,734,974
	EUR	1.30%	03/23/34	2,591,000	2,833,759
	USD	8.50%	10/12/35	834,000	1,310,702	(3)
	USD	5.25%	01/17/42	1,380,000	1,694,751	(3)
	USD	6.75%	01/15/44	948,000	1,374,600	(3)
	USD	5.13%	01/15/45	670,000	815,725	(3)
	USD	5.25%	01/08/47	664,000	832,490	(2)
	USD	3.20%	09/23/61	4,988,000	4,663,780
					18,260,781

Iraq - 0.22%
Republic of Iraq	USD	5.80%	01/15/28	3,266,250	3,003,105	(3)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Ivory Coast - 0.68%
Ivory Coast Government:
	EUR	5.25%	03/22/30	5,739,000	$6,520,729	(3)
	EUR	6.88%	10/17/40	922,000	1,067,338	(3)
	EUR	6.63%	03/22/48	1,446,000	1,573,215	(2)
					9,161,282

Jordan - 0.70%
Kingdom of Jordan:
	USD	5.85%	07/07/30	4,362,000	4,296,570	(2)
	USD	7.38%	10/10/47	531,000	515,678	(2)
	USD	7.38%	10/10/47	4,825,000	4,685,775	(3)
					9,498,023

Kazakhstan - 0.14%
Republic of Kazakhstan	USD	4.88%	10/14/44	1,560,000	1,911,000	(2)

Kenya - 0.48%
Republic of Kenya:
	USD	6.88%	06/24/24	3,675,000	3,879,881	(2)
	USD	7.00%	05/22/27	1,055,000	1,097,200	(2)
	USD	7.25%	02/28/28	1,510,000	1,589,275	(3)
					6,566,356

Lebanon - 0.29%
Lebanese Republic:
	USD	8.25%	04/12/21	5,803,000	689,106	(3)(6)
	USD	6.00%	01/27/23	3,176,000	365,240	(6)
	USD	6.40%	05/26/23	1,400,000	161,000	(6)
	USD	6.65%	04/22/24	4,700,000	540,500	(6)
	USD	6.60%	11/27/26	4,525,000	520,375	(6)
	USD	6.65%	02/26/30	4,400,000	506,000	(6)
	USD	8.20%	05/17/33	9,575,000	1,101,125	(6)
					3,883,346

Malaysia - 2.61%
1mdb Global Investments	USD	4.40%	03/09/23	35,300,000	35,420,020	(3)

Mexico - 1.06%
United Mexican States:
	EUR	2.25%	08/12/36	1,839,000	1,987,839
	USD	6.05%	01/11/40	306,000	376,512
	USD	4.28%	08/14/41	1,549,000	1,587,853
	USD	4.75%	03/08/44	2,446,000	2,632,905
	USD	3.77%	05/24/61	3,840,000	3,471,264
	USD	3.75%	04/19/71	4,912,000	4,319,686
					14,376,059

See Notes to Financial Statements.

22	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mozambique - 0.70%
Republic of Mozambique	USD	5.00%	09/15/31	11,237,000	$9,537,291	(2)(4)

Nigeria - 2.27%
Republic of Nigeria:
	USD	6.50%	11/28/27	2,019,000	1,973,572	(2)
	USD	7.88%	02/16/32	12,713,000	12,140,915	(2)
	USD	7.38%	09/28/33	2,166,000	1,979,183	(2)
	USD	7.70%	02/23/38	1,880,000	1,680,250	(2)
	USD	7.70%	02/23/38	2,881,000	2,574,894	(3)
	USD	8.25%	09/28/51	11,456,000	10,410,640	(2)
					30,759,454

Oman - 2.20%
Oman Government:
	USD	4.88%	02/01/25	3,130,000	3,231,725	(2)
	USD	6.00%	08/01/29	2,546,000	2,660,570	(3)
	USD	6.25%	01/25/31	7,430,000	7,801,500	(2)
	USD	7.38%	10/28/32	6,484,000	7,262,080	(2)
	USD	6.50%	03/08/47	5,248,000	4,965,920	(2)
	USD	6.75%	01/17/48	1,730,000	1,671,612	(2)
	USD	6.75%	01/17/48	694,000	670,578	(3)
	USD	7.00%	01/25/51	1,599,000	1,593,004	(2)
					29,856,989

Pakistan - 1.11%
Republic of Pakistan:
	USD	6.00%	04/08/26	3,765,000	3,727,350	(2)
	USD	6.88%	12/05/27	6,803,000	6,777,931	(3)
	USD	6.88%	12/05/27	1,443,000	1,437,682	(2)
	USD	7.88%	03/31/36	473,000	452,821	(3)
	USD	8.88%	04/08/51	2,788,000	2,711,330	(3)
					15,107,114

Panama - 2.84%
Panama Bonos Del Republic of Panama:	USD	3.36%	06/30/31	2,720,000	2,708,100
	USD	9.38%	04/01/29	1,488,000	2,128,584
	USD	3.16%	01/23/30	909,000	931,531
	USD	2.25%	09/29/32	11,463,000	10,692,371
	USD	4.50%	04/16/50	5,017,000	5,385,035
	USD	4.50%	04/01/56	10,742,000	11,508,280
	USD	3.87%	07/23/60	5,384,000	5,221,659
					38,575,560

Papua New Guinea - 0.11%
Papua New Guinea Government	USD	8.38%	10/04/28	1,446,000	1,460,460	(2)

Peru - 0.09%
Republic of Peru	USD	2.84%	06/20/30	1,190,000	1,203,536

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Philippines - 1.07%
Republic of Philippines:
	USD	1.95%	01/06/32	1,563,000	$1,513,179
	USD	5.00%	01/13/37	1,582,000	1,941,201
	USD	3.70%	03/01/41	3,248,000	3,478,332
	USD	2.95%	05/05/45	3,188,000	3,069,255
	USD	2.65%	12/10/45	4,829,000	4,448,113
					14,450,080

Qatar - 2.45%
State of Qatar:
	USD	4.50%	04/23/28	1,300,000	1,490,450	(2)
	USD	4.00%	03/14/29	9,340,000	10,502,830	(3)
	USD	6.40%	01/20/40	2,822,000	4,130,702	(2)
	USD	5.10%	04/23/48	6,303,000	8,410,565	(2)
	USD	4.82%	03/14/49	3,447,000	4,461,711	(2)
	USD	4.40%	04/16/50	1,670,000	2,046,794	(2)
	USD	4.40%	04/16/50	1,824,000	2,235,540	(3)
					33,278,592

Romania - 1.41%
Republic of Romania:
	EUR	2.38%	04/19/27	1,343,000	1,605,908	(2)
	EUR	2.88%	03/11/29	1,012,000	1,215,132
	EUR	2.00%	04/14/33	2,246,000	2,321,116	(2)
	EUR	3.38%	02/08/38	1,103,000	1,247,624	(2)
	EUR	4.13%	03/11/39	1,940,000	2,340,404
	EUR	2.75%	04/14/41	2,286,000	2,326,807	(2)
	EUR	2.88%	04/13/42	2,014,000	2,048,524	(2)
	USD	6.13%	01/22/44	554,000	705,658	(3)
	EUR	4.63%	04/03/49	2,143,000	2,728,086	(3)
	EUR	4.63%	04/03/49	2,047,000	2,605,876	(2)
					19,145,135

Russia - 2.99%
Russian Federation:
	USD	4.38%	03/21/29	10,200,000	11,327,100	(3)
	USD	5.10%	03/28/35	19,800,000	23,339,250	(3)
	USD	5.10%	03/28/35	2,000,000	2,357,500	(2)
	USD	5.25%	06/23/47	2,800,000	3,552,500	(3)
					40,576,350

Saudi Arabia - 4.84%
Kingdom of Saudi Arabia:
	USD	4.38%	04/16/29	8,525,000	9,756,862	(2)
	USD	4.50%	04/17/30	5,642,000	6,548,246	(2)
	USD	3.25%	10/22/30	9,630,000	10,249,931	(2)
	USD	2.25%	02/02/33	13,114,000	12,704,188	(2)
	USD	4.50%	10/26/46	2,142,000	2,507,211	(2)
	USD	4.50%	10/26/46	3,538,000	4,141,229	(3)
	USD	4.63%	10/04/47	1,892,000	2,256,210	(2)
	USD	5.00%	04/17/49	6,492,000	8,160,444	(3)
	USD	5.25%	01/16/50	3,187,000	4,169,393	(2)

See Notes to Financial Statements.

24	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Saudi Arabia (continued)
Kingdom of Saudi Arabia: (continued)
	USD	5.25%	01/16/50	3,916,000	$5,123,107	(3)
					65,616,821

Senegal - 0.38%
Republic of Senegal:
	EUR	4.75%	03/13/28	811,000	923,200	(2)
	EUR	5.38%	06/08/37	2,230,000	2,336,194	(2)
	USD	6.75%	03/13/48	2,000,000	1,935,000	(3)
					5,194,394

South Africa - 0.81%
Republic of South Africa:
	USD	4.85%	09/27/27	2,072,000	2,147,473
	USD	4.30%	10/12/28	3,200,000	3,191,680
	USD	4.85%	09/30/29	1,409,000	1,425,140
	USD	5.00%	10/12/46	1,208,000	1,047,940
	USD	5.65%	09/27/47	612,000	567,287
	USD	5.75%	09/30/49	2,758,000	2,566,367
					10,945,887

Sri Lanka - 0.97%
Republic of Sri Lanka:
	USD	6.13%	06/03/25	758,000	437,514	(2)
	USD	6.85%	11/03/25	3,656,000	2,117,299	(3)
	USD	6.20%	05/11/27	3,145,000	1,748,101	(3)
	USD	6.75%	04/18/28	7,188,000	4,001,955	(2)
	USD	7.85%	03/14/29	3,222,000	1,799,149	(2)
	USD	7.55%	03/28/30	5,419,000	3,014,576	(3)
					13,118,594

Trinidad & Tobago - 0.43%
Trinidad & Tobago:
	USD	4.38%	01/16/24	3,496,000	3,585,935	(3)
	USD	4.50%	08/04/26	1,445,000	1,480,764	(3)
	USD	4.50%	06/26/30	763,000	772,726	(3)
					5,839,425

Tunisia - 1.02%
Banque Centrale de Tunisie:
	EUR	5.63%	02/17/24	4,406,000	3,860,047
	USD	5.75%	01/30/25	2,705,000	2,049,038	(2)
	EUR	6.38%	07/15/26	9,226,000	7,925,847	(2)
					13,834,932

Turkey - 2.96%
Hazine Mustesarligi Varl Republic of Turkey:	USD	5.80%	02/21/22	3,311,000	3,331,040	(2)
	USD	6.25%	09/26/22	693,000	705,127
	USD	5.75%	03/22/24	7,723,000	7,733,909
	USD	6.35%	08/10/24	1,687,000	1,700,488

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	25

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Turkey (continued)
Republic of Turkey: (continued)
	USD	4.75%	01/26/26	4,368,000	$4,095,000
	USD	5.13%	02/17/28	2,753,000	2,520,777
	USD	5.88%	06/26/31	8,284,000	7,455,600
	USD	6.88%	03/17/36	10,855,000	10,170,294
	USD	6.63%	02/17/45	1,606,000	1,415,962
	USD	5.75%	05/11/47	1,283,000	1,031,285
					40,159,482

Ukraine - 2.38%
Ukraine Government:
	USD	7.75%	09/01/24	2,510,000	2,519,419	(2)
	USD	7.75%	09/01/25	7,181,000	7,216,905	(2)
	EUR	6.75%	06/20/26	2,260,000	2,559,211	(2)
	USD	7.75%	09/01/26	4,486,000	4,511,480	(2)
	USD	7.75%	09/01/26	1,251,000	1,258,106	(3)
	USD	7.75%	09/01/27	4,332,000	4,342,830	(3)
	USD	9.75%	11/01/28	2,644,000	2,864,774	(2)
	USD	9.75%	11/01/28	272,000	294,712	(3)
	USD	6.88%	05/21/29	4,035,000	3,786,848	(2)
	USD	7.38%	09/25/32	1,299,000	1,229,503	(2)
	USD	7.25%	03/15/33	1,807,000	1,692,255	(2)
					32,276,043

United Arab Emirates - 2.28%
Abu Dhabi Govt Int'l:
	USD	3.13%	04/16/30	4,491,000	4,844,666	(2)
	USD	4.13%	10/11/47	2,857,000	3,414,115	(2)
Fin Dept Govt Sharjah:
	USD	3.63%	03/10/33	2,802,000	2,742,458	(2)
	USD	4.00%	07/28/50	9,418,000	8,511,517	(2)
Uae Int'l Govt Bond	USD	2.00%	10/19/31	11,556,000	11,469,330	(2)
					30,982,086

Uzbekistan - 0.25%
Republic of Uzbekistan	USD	3.90%	10/19/31	3,545,000	3,350,025	(2)

Venezuela - 0.19%
Republic of Venezuela:
	USD	7.75%	10/13/19	25,087,500	2,508,750	(6)
	USD	9.25%	05/07/28	927,000	92,700	(6)
					2,601,450

Zambia - 0.56%
Republic of Zambia:
	USD	5.38%	09/20/22	1,390,000	1,035,550	(2)(6)

See Notes to Financial Statements.

26	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Zambia (continued)
Republic of Zambia: (continued)
	USD	5.38%	09/20/22	8,729,000	$6,503,105	(3)(6)
					7,538,655

TOTAL SOVEREIGN DEBT OBLIGATIONS					947,093,442
(Cost $1,001,907,038)

CORPORATE BONDS - 27.66%
Argentina - 0.10%
MSU Energy SA	USD	6.88%	02/01/25	733,000	586,435	(2)
Pampa Energia SA	USD	7.50%	01/24/27	859,000	743,507	(2)
					1,329,942

Bahrain - 0.25%
Oil and Gas Holding Co. BSCC	USD	7.63%	11/07/24	3,200,000	3,452,000	(2)

Brazil - 0.49%
Gol Finance SA:
	USD	7.00%	01/31/25	1,271,000	1,107,028	(2)
	USD	8.00%	06/30/26	1,342,000	1,275,739	(2)
Guara Norte Sarl	USD	5.20%	06/15/34	363,447	348,454	(2)
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de CV	USD	5.00%	05/07/28	807,000	756,149	(2)
Minerva Luxembourg SA	USD	4.38%	03/18/31	893,000	842,769	(2)
MV24 Capital BV	USD	6.75%	06/01/34	1,498,701	1,537,105	(2)
Simpar Europe SA	USD	5.20%	01/26/31	882,000	812,146	(2)
					6,679,390

Chile - 0.21%
ATP Tower Holdings LLC / Andean Tower Partners Colombia SAS / Andean Telecom Par	USD	4.05%	04/27/26	1,235,000	1,225,071	(2)
Empresa Nacional del Petroleo	USD	5.25%	11/06/29	1,525,000	1,669,875	(3)
					2,894,946

China - 2.34%
CNAC HK Finbridge Co., Ltd.:
	USD	4.13%	07/19/27	2,993,000	3,244,322
	USD	5.13%	03/14/28	1,293,000	1,478,132
	USD	3.88%	06/19/29	6,812,000	7,309,957
	USD	3.00%	09/22/30	3,903,000	3,928,994
CNRC Capitale, Ltd.	USD	3.90%	Perpetual	691,000	695,588	(1)(7)
ENN Clean Energy International Investment, Ltd.	USD	3.38%	05/12/26	200,000	198,212	(2)
Shimao Group Holdings, Ltd.	USD	5.60%	07/15/26	1,657,000	1,176,470
Sinopec Group Overseas Development 2018, Ltd.:
	USD	2.70%	05/13/30	2,876,000	2,959,145	(3)
	USD	2.30%	01/08/31	5,788,000	5,717,271	(3)
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	2,270,000	2,071,375
Wanda Properties Overseas, Ltd.:
	USD	6.95%	12/05/22	579,000	552,945

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	27

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
China (continued)
Wanda Properties Overseas, Ltd.: (continued)
	USD	6.88%	07/23/23	2,603,000	$2,401,268
					31,733,679

Colombia - 1.10%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	3,289,000	3,469,895	(2)
Geopark, Ltd.:
	USD	6.50%	09/21/24	700,000	718,093	(2)
	USD	5.50%	01/17/27	5,174,000	4,925,648	(2)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,940,000	1,726,619	(2)
Gran Tierra Energy, Inc.	USD	7.75%	05/23/27	1,270,000	1,136,652	(2)
SierraCol Energy Andina LLC	USD	6.00%	06/15/28	3,251,000	3,006,281	(2)
					14,983,188

Ghana - 0.48%
Tullow Oil PLC:
	USD	7.00%	03/01/25	5,892,000	4,765,155	(2)
	USD	10.25%	05/15/26	1,702,000	1,691,788	(2)
					6,456,943

Hong Kong - 0.09%
Shimao Group Holdings, Ltd.	USD	4.75%	07/03/22	1,500,000	1,226,250

India - 0.07%
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	929,000	980,095	(1)(2)(7)

Indonesia - 2.94%
Indonesia Asahan Aluminium Persero PT:
	USD	5.71%	11/15/23	2,367,000	2,550,981	(2)
	USD	4.75%	05/15/25	1,910,000	2,037,731	(2)
	USD	5.80%	05/15/50	3,580,000	4,154,684	(2)
Minejesa Capital BV:
	USD	4.63%	08/10/30	1,637,000	1,684,064	(2)
	USD	5.63%	08/10/37	1,081,000	1,138,517	(2)
Pertamina Persero PT:
	USD	6.00%	05/03/42	1,922,000	2,346,464	(3)
	USD	5.63%	05/20/43	2,573,000	3,033,927	(3)
	USD	6.45%	05/30/44	7,649,000	9,946,186	(3)

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara:
	USD	5.45%	05/21/28	795,000	910,772	(3)
	USD	5.25%	10/24/42	2,744,000	3,065,727	(3)
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	6,750,674,000	–	(8)
PT Pertamina Pertii	USD	2.30%	02/09/31	9,575,000	9,079,973	(2)
					39,949,026

Jamaica - 0.35%
Digicel International Finance, Ltd./Digicel international Holdings, Ltd.:
	USD	8.75%	05/25/24	2,107,000	2,172,001	(2)

See Notes to Financial Statements.

28	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Jamaica (continued)
Digicel International Finance, Ltd./Digicel international Holdings, Ltd.: (continued)
	USD	8.75%	05/25/24	2,561,000	$2,636,389	(2)
					4,808,390

Kazakhstan - 2.45%
KazMunayGas National Co. JSC:
	USD	4.75%	04/24/25	6,009,000	6,567,236	(2)
	USD	5.38%	04/24/30	6,536,000	7,509,864	(3)
	USD	3.50%	04/14/33	1,271,000	1,299,597	(3)
	USD	5.75%	04/19/47	4,397,000	5,187,581	(2)
	USD	6.38%	10/24/48	4,980,000	6,327,090	(2)
KazTransGas JSC	USD	4.38%	09/26/27	5,774,000	6,311,617	(2)
					33,202,985

Macau - 0.13%
Studio City Finance, Ltd.:
	USD	6.00%	07/15/25	303,000	296,391	(2)
	USD	6.50%	01/15/28	1,419,000	1,397,715	(2)
					1,694,106

Malaysia - 0.44%
1MDB Energy, Ltd.	USD	5.99%	05/11/22	3,000,000	3,060,000
Petronas Capital, Ltd.	USD	4.55%	04/21/50	2,303,000	2,910,128	(2)
					5,970,128

Mexico - 6.00%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	1,442,000	1,420,370	(2)(6)
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	704,000	727,533	(2)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	1,486,000	1,537,100	(1)(2)(7)
	USD	7.50%	Perpetual	2,615,000	2,804,463	(1)(2)(7)
Cometa Energia SA de CV	USD	6.38%	04/24/35	688,634	772,561	(2)
FEL Energy VI Sarl	USD	5.75%	12/01/40	400,831	382,292	(2)
Petroleos Mexicanos:
	USD	6.88%	08/04/26	5,550,000	5,872,289
	USD	9.50%	09/15/27	1,062,000	1,209,187
	USD	9.50%	09/15/27	1,896,000	2,156,549	(3)
	USD	5.35%	02/12/28	3,261,000	3,127,788
	USD	6.50%	01/23/29	3,483,000	3,476,382
	USD	6.63%	06/15/35	9,967,000	9,209,383
	USD	6.50%	06/02/41	7,400,000	6,282,230
	USD	5.63%	01/23/46	653,000	494,060
	USD	6.35%	02/12/48	2,410,000	1,902,996
	USD	7.69%	01/23/50	17,281,000	15,549,617
Poinsettia Finance, Ltd.	USD	6.63%	06/17/31	24,348,483	24,470,225	(3)
					81,395,025

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	29

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Nigeria - 0.70%
Africa Finance Corp.	USD	2.88%	04/28/28	8,632,000	$8,524,100	(2)
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	980,000	1,033,474	(2)
					9,557,574

Panama - 0.18%
Aeropuerto Internacional de Tocumen SA	USD	4.00%	08/11/41	871,000	883,593	(2)
AES Panama Generation Holdings SRL	USD	4.38%	05/31/30	1,514,000	1,544,696	(2)
					2,428,289

Peru - 1.95%
Kallpa Generacion SA:
	USD	4.88%	05/24/26	1,830,000	1,944,375	(2)
	USD	4.13%	08/16/27	1,022,000	1,052,739	(2)
Nexa Resources SA	USD	5.38%	05/04/27	1,233,000	1,288,485	(2)
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	2,076,669	1,696,898	(5)
Petroleos del Peru SA:
	USD	4.75%	06/19/32	2,020,000	2,073,934	(2)
	USD	4.75%	06/19/32	5,386,000	5,529,806	(3)
	USD	5.63%	06/19/47	2,277,000	2,222,921	(2)
	USD	5.63%	06/19/47	10,851,000	10,593,289	(3)
					26,402,447

Qatar - 0.50%
Qatar Energy	USD	2.25%	07/12/31	6,895,000	6,808,813	(2)

Russia - 0.50%
Gazprom PJSC Via Gaz Capital SA	USD	4.95%	02/06/28	2,633,000	2,856,805	(2)
Gazprom PJSC via Gaz Finance PLC	USD	5Y US TI + 4.264%	Perpetual	3,830,000	3,911,387	(1)(2)(7)
					6,768,192

South Africa - 1.85%
Eskom Holdings SOC, Ltd.:
	USD	6.75%	08/06/23	4,103,000	4,205,575	(2)
	USD	7.13%	02/11/25	15,087,000	15,534,556	(2)
	USD	8.45%	08/10/28	1,920,000	2,046,619	(2)
	USD	6.35%	08/10/28	3,144,000	3,331,658	(3)
					25,118,408

Turkey - 0.20%
Aydem Yenilenebilir Enerji AS	USD	7.75%	02/02/27	3,089,000	2,733,765	(2)

Ukraine - 0.56%
NAK Naftogaz Ukraine via Kondor Finance PLC	USD	7.63%	11/08/26	3,373,000	3,008,294	(2)
NPC Ukrenergo	USD	6.88%	11/09/26	3,717,000	3,503,644	(2)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	245,000	254,188	(3)(4)
Ukreximbank Via Biz Finance PLC	USD	9.75%	01/22/25	787,500	817,031	(3)
					7,583,157

See Notes to Financial Statements.

30	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
United Arab Emirates - 2.34%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	1,236,000	$1,362,690	(2)
	USD	4.60%	11/02/47	2,062,000	2,412,540	(2)
DAE Funding LLC	USD	3.38%	03/20/28	2,600,000	2,642,250	(2)
DP World Crescent, Ltd.	USD	4.85%	09/26/28	2,275,000	2,553,687	(3)
DP World Salaam	USD	5Y US TI + 5.75%	Perpetual	11,136,000	12,032,101	(1)(7)
DP World, Ltd.	USD	6.85%	07/02/37	521,000	686,261	(2)
DP World, Ltd./United Arab Emirates:
	USD	4.70%	09/30/49	437,000	474,147	(2)
	USD	4.70%	09/30/49	500,000	542,503	(3)
MDGH GMTN RSC, Ltd.:
	USD	4.50%	11/07/28	3,494,000	4,013,732	(3)
	USD	2.88%	05/21/30	3,680,000	3,831,800
	USD	3.95%	05/21/50	990,000	1,139,738
					31,691,449

Uzbekistan - 0.29%
Uzauto Motors AJ	USD	4.85%	05/04/26	4,034,000	3,923,065	(2)

Venezuela - 0.27%
Petroleos de Venezuela SA:
	USD	6.00%	05/16/24	60,489,976	2,873,274	(3)(6)
	USD	6.00%	11/15/26	3,307,000	152,122	(3)(6)
	USD	5.38%	04/12/27	600,000	31,500	(6)
	USD	9.75%	05/17/35	11,517,000	604,642	(3)(6)
					3,661,538

Vietnam - 0.38%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	5,224,000	5,096,508	(2)

Zambia - 0.50%
First Quantum Minerals, Ltd.:
	USD	7.50%	04/01/25	1,167,000	1,200,026	(2)
	USD	6.88%	03/01/26	1,638,000	1,705,568	(2)
	USD	6.88%	10/15/27	3,628,000	3,834,796	(2)
					6,740,390

TOTAL CORPORATE BONDS					375,269,688
(Cost $398,493,984)

CREDIT LINKED NOTES - 0.54%
Iraq - 0.54%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.99%	01/01/28	192,029,423	1,362,477	(1)(8)
	JPY	2.55%	01/01/28	421,018,593	2,996,128	(8)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	31

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Iraq (continued)
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch): (continued)
	JPY	3.05%	01/01/28	413,185,439	$2,939,288	(8)
					7,297,893

TOTAL CREDIT LINKED NOTES					7,297,893
(Cost $9,499,703)

OPEN-END FUNDS - 0.36%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	N/A	548,269	4,934,423	(9)

TOTAL OPEN-END FUNDS					4,934,423
(Cost $5,048,860)

SHORT TERM INVESTMENTS - 0.47%
Money Market Fund - 0.47%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	N/A	6,368,317	6,369,591

TOTAL SHORT TERM INVESTMENTS					6,369,591
(Cost $6,369,591)

Total Investments - 98.85%					1,340,965,037
(Cost $1,423,255,012)
Other Assets In Excess of Liabilities - 1.15%					15,593,451	(10)

Net Assets - 100.00%					$1,356,558,488

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

6M US L - 6 Month LIBOR as of November 30, 2021 was 0.24%

5Y US TI - 5 Year US Treasury Index as of November 30, 2021 was 1.14%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $592,759,143, which represents approximately 43.70% of net assets as of November 30, 2021.

See Notes to Financial Statements.

32	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2021, the aggregate fair value of those securities was $347,634,358, which represents approximately 25.63% of net assets.
(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2021.
(5)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(6)	Security is in default and therefore is non-income producing.
(7)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(8)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(9)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(10)	Includes cash which is being held as collateral for forward foreign currency contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2021	Fund Delivering	U.S. $ Value at November 30, 2021	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	01/28/22	USD	67,265,081	EUR	65,108,408	$2,156,673
J.P. Morgan Chase & Co.	01/28/22	USD	7,928,812	JPY	7,682,297	246,515
						$2,403,188
J.P. Morgan Chase & Co.	01/28/22	EUR	5,872,337	USD	6,022,532	$(150,195)
J.P. Morgan Chase & Co.	01/28/22	USD	3,216,924	EUR	3,224,280	(7,356)
						$(157,551)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	33

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 96.89%
Airlines - 0.93%
Air Canada	USD	3.88%	08/15/26	157,000	$155,961	(1)
United Airlines, Inc.:
	USD	4.38%	04/15/26	410,000	412,429	(1)
	USD	4.63%	04/15/29	403,000	401,590	(1)
					969,980

Automotive - 4.06%
Clarios Global LP / Clarios US Finance Co.:
	USD	6.25%	05/15/26	149,000	154,994	(1)
	USD	8.50%	05/15/27	539,000	568,031	(1)
Ford Motor Credit Co. LLC:
	USD	5.13%	06/16/25	632,000	684,026
	USD	3.38%	11/13/25	418,000	427,480
	USD	4.13%	08/17/27	688,000	726,673
	USD	5.11%	05/03/29	1,282,000	1,421,161
Goodyear Tire & Rubber Co.:
	USD	5.00%	07/15/29	132,000	138,029	(1)
	USD	5.25%	07/15/31	132,000	137,894	(1)
					4,258,288

Building Products - 4.27%
Griffon Corp., Series WI	USD	5.75%	03/01/28	539,000	556,650
LBM Acquisition LLC	USD	6.25%	01/15/29	1,052,000	1,008,794	(1)
Park River Holdings, Inc.:
	USD	5.63%	02/01/29	705,000	669,842	(1)
	USD	6.75%	08/01/29	361,000	359,182	(1)
Specialty Building Products Holdings LLC / SBP Finance Corp.	USD	6.38%	09/30/26	1,012,000	1,050,623	(1)
White Cap Buyer LLC	USD	6.88%	10/15/28	816,000	834,217	(1)
					4,479,308

Chemicals - 2.16%
Diamond BC BV	USD	4.63%	10/01/29	85,000	83,173	(1)
GCP Applied Technologies, Inc.	USD	5.50%	04/15/26	690,000	706,426	(1)
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.	USD	9.00%	07/01/28	1,157,000	1,234,455	(1)
WR Grace Holdings LLC	USD	5.63%	08/15/29	242,000	243,943	(1)
					2,267,997

Commercial Services - 1.80%
ADT Security Corp.	USD	4.13%	08/01/29	1,063,000	1,036,239	(1)
United Rentals North America, Inc.	USD	3.75%	01/15/32	858,000	846,571
					1,882,810

Consumer Products - 1.49%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
	USD	5.00%	12/31/26	262,000	260,444	(1)
	USD	7.00%	12/31/27	816,000	785,217	(1)
SWF Escrow Issuer Corp.	USD	6.50%	10/01/29	534,000	513,401	(1)
					1,559,062

See Notes to Financial Statements.

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Containers/Packaging - 0.72%
Graham Packaging Co., Inc.	USD	7.13%	08/15/28	741,000	$757,050	(1)

Diversified Finan Serv - 0.53%
OneMain Finance Corp.	USD	3.50%	01/15/27	580,000	560,645

Drillers/Services - 1.85%
Archrock Partners LP / Archrock Partners Finance Corp.	USD	6.25%	04/01/28	1,000,000	1,027,225	(1)
ChampionX Corp.	USD	6.38%	05/01/26	160,000	165,796
Precision Drilling Corp.	USD	6.88%	01/15/29	760,000	741,019	(1)
					1,934,040

Electric - 3.42%
Calpine Corp.	USD	4.50%	02/15/28	1,020,000	1,015,869	(1)
Covanta Holding Corp.	USD	5.00%	09/01/30	786,000	791,639
Covert Mergeco, Inc.	USD	4.88%	12/01/29	43,000	43,267	(1)
NRG Energy, Inc.	USD	5.75%	01/15/28	269,000	281,486
Vistra Operations Co. LLC:
	USD	5.63%	02/15/27	945,000	971,838	(1)
	USD	5.00%	07/31/27	475,000	480,762	(1)
					3,584,861

Entertainment - 0.27%
Everi Holdings, Inc.	USD	5.00%	07/15/29	79,000	79,049	(1)
Raptor Acquisition Corp. / Raptor Co.-Issuer LLC	USD	4.88%	11/01/26	205,000	208,030	(1)
					287,079

Environmental Services - 2.01%
GFL Environmental, Inc.:
	USD	4.00%	08/01/28	312,000	303,043	(1)
	USD	4.75%	06/15/29	341,000	341,404	(1)
	USD	4.38%	08/15/29	449,000	437,290	(1)
Madison IAQ LLC:
	USD	4.13%	06/30/28	273,000	264,530	(1)
	USD	5.88%	06/30/29	784,000	755,509	(1)
					2,101,776

Exploration & Production - 11.32%
Antero Resources Corp.:
	USD	7.63%	02/01/29	655,000	719,386	(1)
	USD	5.38%	03/01/30	198,000	204,559	(1)
Ascent Resources Utica Holdings LLC / ARU Finance Corp.	USD	5.88%	06/30/29	767,000	756,761	(1)
Chesapeake Energy Corp.	USD	5.50%	02/01/26	1,004,000	1,043,548	(1)
CNX Resources Corp.:
	USD	7.25%	03/14/27	465,000	491,891	(1)
	USD	6.00%	01/15/29	214,000	219,377	(1)
CrownRock LP / CrownRock Finance, Inc.	USD	5.00%	05/01/29	290,000	292,207	(1)
Hilcorp Energy I LP / Hilcorp Finance Co.:
	USD	6.25%	11/01/28	1,120,000	1,139,320	(1)
	USD	5.75%	02/01/29	100,000	98,594	(1)
Leviathan Bond, Ltd.:
	USD	6.13%	06/30/25	235,000	247,784	(1)
	USD	6.50%	06/30/27	126,000	133,337	(1)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	35

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Exploration & Production (continued)
Leviathan Bond, Ltd. (continued)
	USD	6.75%	06/30/30	176,000	$185,054	(1)
Murphy Oil Corp.:
	USD	5.75%	08/15/25	947,000	964,460
	USD	5.88%	12/01/27	492,000	501,843
Oasis Petroleum, Inc.	USD	6.38%	06/01/26	132,000	135,897	(1)
Occidental Petroleum Corp.:
	USD	5.50%	12/01/25	137,000	146,793
	USD	5.55%	03/15/26	144,000	154,267
	USD	8.88%	07/15/30	1,838,000	2,416,400
	USD	7.50%	05/01/31	327,000	412,873
	USD	7.88%	09/15/31	167,000	217,968
	USD	6.60%	03/15/46	208,000	265,200
SM Energy Co.:
	USD	5.63%	06/01/25	481,000	477,328
	USD	6.50%	07/15/28	631,000	638,231
					11,863,078

Financial/Lease - 5.54%
Acrisure LLC / Acrisure Finance, Inc.:
	USD	7.00%	11/15/25	1,024,000	1,017,569	(1)
	USD	4.25%	02/15/29	828,000	773,096	(1)
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer:
	USD	4.25%	10/15/27	529,000	516,769	(1)
	USD	6.75%	10/15/27	1,010,000	1,022,822	(1)
AmWINS Group, Inc.	USD	4.88%	06/30/29	258,000	254,293	(1)
HUB International, Ltd.	USD	7.00%	05/01/26	307,000	313,935	(1)
Nationstar Mortgage Holdings, Inc.	USD	5.75%	11/15/31	612,000	598,334	(1)
OneMain Finance Corp.:
	USD	7.13%	03/15/26	904,000	1,017,452
	USD	6.63%	01/15/28	265,000	294,150
					5,808,420

Food & Beverage - 0.34%
Lamb Weston Holdings, Inc.	USD	4.13%	01/31/30	361,000	360,549	(1)

Food/Beverage/Tobacco - 0.73%
Triton Water Holdings, Inc.	USD	6.25%	04/01/29	792,000	770,497	(1)

Gaming - 3.40%
Churchill Downs, Inc.	USD	4.75%	01/15/28	365,000	371,979	(1)
International Game Technology PLC	USD	5.25%	01/15/29	70,000	72,920	(1)
MGM Growth Properties Operating Partnership LP /MGP Finance Co.-Issuer, Inc.	USD	5.75%	02/01/27	282,000	319,664
Penn National Gaming, Inc.	USD	4.13%	07/01/29	550,000	519,750	(1)
Scientific Games International, Inc.:
	USD	8.25%	03/15/26	766,000	807,222	(1)
	USD	7.25%	11/15/29	213,000	235,244	(1)
VICI Properties LP / VICI Note Co., Inc.	USD	4.13%	08/15/30	457,000	478,150	(1)
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	USD	5.13%	10/01/29	775,000	758,888	(1)
					3,563,817

See Notes to Financial Statements.

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Gas Distributors - 0.12%
Cheniere Energy Partners LP	USD	3.25%	01/31/32	85,000	$82,701	(1)
CNX Midstream Partners LP	USD	4.75%	04/15/30	43,000	42,415	(1)
					125,116

Healthcare - 5.83%
Avantor Funding, Inc.	USD	3.88%	11/01/29	516,000	516,111	(1)
Bausch Health Cos., Inc.:
	USD	6.13%	04/15/25	546,000	552,186	(1)
	USD	7.00%	01/15/28	898,000	868,613	(1)
	USD	6.25%	02/15/29	752,000	682,816	(1)
	USD	5.25%	02/15/31	585,000	503,100	(1)
Encompass Health Corp.:
	USD	4.50%	02/01/28	401,000	405,770
	USD	4.63%	04/01/31	114,000	113,394
IQVIA, Inc.	USD	5.00%	05/15/27	333,000	343,698	(1)
Legacy LifePoint Health LLC	USD	4.38%	02/15/27	518,000	510,948	(1)
Mozart Debt Merger Sub, Inc.:
	USD	3.88%	04/01/29	343,000	339,232	(1)
	USD	5.25%	10/01/29	445,000	445,200	(1)
US Acute Care Solutions LLC	USD	6.38%	03/01/26	810,000	830,959	(1)
					6,112,027

Home Builders - 2.07%
Ashton Woods USA LLC / Ashton Woods Finance Co.	USD	4.63%	04/01/30	86,000	84,292	(1)
KB Home	USD	4.80%	11/15/29	350,000	373,576
Mattamy Group Corp.	USD	4.63%	03/01/30	794,000	788,521	(1)
Tri Pointe Homes, Inc.	USD	5.70%	06/15/28	393,000	423,269
Weekley Homes LLC / Weekley Finance Corp.	USD	4.88%	09/15/28	485,000	500,067	(1)
					2,169,725

Industrial Other - 1.77%
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	550,000	510,026
Unifrax Escrow Issuer Corp.	USD	5.25%	09/30/28	171,000	168,382	(1)
WESCO Distribution, Inc.	USD	7.25%	06/15/28	1,077,000	1,172,880	(1)
					1,851,288

Leisure - 4.17%
Carnival Corp.:
	USD	7.63%	03/01/26	871,000	894,952	(1)
	USD	5.75%	03/01/27	93,000	91,096	(1)
	USD	6.00%	05/01/29	304,000	296,020	(1)
NCL Corp., Ltd.:
	USD	3.63%	12/15/24	420,000	386,480	(1)
	USD	5.88%	03/15/26	412,000	402,215	(1)
NCL Finance, Ltd.	USD	6.13%	03/15/28	858,000	838,356	(1)
Royal Caribbean Cruises, Ltd.:
	USD	9.13%	06/15/23	683,000	725,811	(1)
	USD	5.50%	08/31/26	511,000	499,372	(1)
	USD	5.50%	04/01/28	241,000	234,922	(1)
					4,369,224

Lodging - 0.14%
Marriott Ownership Resorts, Inc.	USD	4.50%	06/15/29	154,000	151,413	(1)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	37

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Media - 1.18%
Sirius XM Radio, Inc.:
	USD	3.13%	09/01/26	322,000	$317,727	(1)
	USD	5.00%	08/01/27	360,000	371,196	(1)
	USD	3.88%	09/01/31	572,000	542,931	(1)
					1,231,854

Media Cable - 8.44%
Altice France Holding SA	USD	6.00%	02/15/28	569,000	532,703	(1)
Altice France SA	USD	5.13%	07/15/29	1,072,000	1,021,080	(1)
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.38%	06/01/29	836,000	885,771	(1)
	USD	4.50%	08/15/30	642,000	648,228	(1)
CSC Holdings LLC:
	USD	7.50%	04/01/28	2,117,000	2,251,069	(1)
	USD	5.75%	01/15/30	357,000	350,178	(1)
	USD	5.00%	11/15/31	559,000	523,652	(1)
DISH DBS Corp.:
	USD	7.75%	07/01/26	122,000	125,575
	USD	5.25%	12/01/26	617,000	612,240	(1)
	USD	7.38%	07/01/28	493,000	484,049
	USD	5.75%	12/01/28	444,000	438,319	(1)
Series WI	USD	5.13%	06/01/29	626,000	550,943
Midcontinent Communications / Midcontinent Finance Corp.	USD	5.38%	08/15/27	210,000	216,674	(1)
Telenet Finance Luxembourg Notes Sarl	USD	5.50%	03/01/28	200,000	207,100	(1)
					8,847,581

Media Other - 4.76%
Gray Escrow II, Inc.	USD	5.38%	11/15/31	516,000	518,090	(1)
Netflix, Inc.	USD	4.88%	04/15/28	986,000	1,116,916
Nexstar Media, Inc.	USD	4.75%	11/01/28	150,000	149,989	(1)
Sinclair Television Group, Inc.	USD	4.13%	12/01/30	575,000	522,710	(1)
TEGNA, Inc.	USD	4.63%	03/15/28	515,000	513,939
Terrier Media Buyer, Inc.	USD	8.88%	12/15/27	1,077,000	1,143,822	(1)
Univision Communications, Inc.:
	USD	6.63%	06/01/27	833,000	892,018	(1)
	USD	4.50%	05/01/29	132,000	132,120	(1)
					4,989,604

Midstream - 6.54%

Antero Midstream Partners LP / Antero Midstream Finance Corp.:
	USD	5.75%	03/01/27	465,000	468,627	(1)
	USD	5.75%	01/15/28	557,000	573,618	(1)
DCP Midstream Operating LP	USD	5.13%	05/15/29	648,000	719,734
DT Midstream, Inc.	USD	4.38%	06/15/31	759,000	755,600	(1)
EQM Midstream Partners LP	USD	6.50%	07/01/27	766,000	829,046	(1)
Genesis Energy LP / Genesis Energy Finance Corp.:
	USD	8.00%	01/15/27	572,000	568,451
	USD	7.75%	02/01/28	1,061,000	1,039,833
Holly Energy Partners LP / Holly Energy Finance Corp.	USD	5.00%	02/01/28	622,000	620,345	(1)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	USD	6.50%	07/15/27	1,203,000	1,281,327
					6,856,581

See Notes to Financial Statements.

38	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Property & Casualty Insurance - 0.41%
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer	USD	5.88%	11/01/29	445,000	$434,502	(1)

Paper/Forest Products - 0.75%
Mercer International, Inc.	USD	5.13%	02/01/29	793,000	784,705

Pharmaceuticals - 2.80%
AdaptHealth LLC:
	USD	4.63%	08/01/29	870,000	853,705	(1)
	USD	5.13%	03/01/30	198,000	196,207	(1)
Catalent Pharma Solutions, Inc.	USD	3.50%	04/01/30	171,000	166,116	(1)
Endo Dac / Endo Finance LLC / Endo Finco, Inc.	USD	9.50%	07/31/27	823,000	829,864	(1)
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc.	USD	6.13%	04/01/29	177,000	173,755	(1)
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
	USD	4.13%	04/30/28	302,000	301,852	(1)
	USD	5.13%	04/30/31	289,000	295,718	(1)
Par Pharmaceutical, Inc.	USD	7.50%	04/01/27	113,000	114,096	(1)
					2,931,313

Pipelines - 0.15%
Hess Midstream Operations LP	USD	4.25%	02/15/30	161,000	156,030	(1)

Refining - 0.73%
Parkland Corp.	USD	4.63%	05/01/30	258,000	254,700	(1)
Sunoco LP / Sunoco Finance Corp.	USD	4.50%	04/30/30	515,000	510,589	(1)
					765,289

Restaurants - 0.65%
1011778 BC ULC / New Red Finance, Inc.	USD	3.88%	01/15/28	684,000	676,240	(1)

Retail - 0.98%
Ambience Merger Sub, Inc.	USD	4.88%	07/15/28	1,040,000	1,031,098	(1)

Retail Food/Drug - 0.89%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
	USD	4.63%	01/15/27	283,000	293,745	(1)
	USD	5.88%	02/15/28	65,000	68,524	(1)
	USD	4.88%	02/15/30	533,000	567,480	(1)
					929,749

Retail Non Food/Drug - 1.98%
Asbury Automotive Group, Inc.	USD	4.63%	11/15/29	86,000	86,678	(1)
LCM Investments Holdings II LLC	USD	4.88%	05/01/29	269,000	268,453	(1)
Michaels Cos., Inc.	USD	7.88%	05/01/29	516,000	513,252	(1)
PetSmart, Inc. / PetSmart Finance Corp.:
	USD	4.75%	02/15/28	246,000	249,370	(1)
	USD	7.75%	02/15/29	735,000	787,104	(1)
Sonic Automotive, Inc.	USD	4.63%	11/15/29	172,000	169,650	(1)
					2,074,507

Satellite - 1.63%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	850,000	945,332
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	464,000	225,928	(2)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	39

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Satellite (continued)
Viasat, Inc.	USD	5.63%	04/15/27	521,000	$533,301	(1)
					1,704,561

Services Other - 2.33%
Prime Security Services Borrower LLC / Prime Finance, Inc.	USD	6.25%	01/15/28	1,533,000	1,559,828	(1)
WW International, Inc.	USD	4.50%	04/15/29	946,000	881,558	(1)
					2,441,386

Technology - 1.90%
Avaya, Inc.	USD	6.13%	09/15/28	501,000	519,457	(1)
Fair Isaac Corp.	USD	4.00%	06/15/28	221,000	220,883	(1)
Plantronics, Inc.	USD	4.75%	03/01/29	1,177,000	1,062,243	(1)
Rackspace Technology Global, Inc.	USD	3.50%	02/15/28	196,000	184,069	(1)
					1,986,652

Telecommunications - 0.09%
Altice France SA	USD	5.13%	01/15/29	102,000	96,852	(1)

Transportation Non Air/Rail - 0.40%
Hertz Corp.	USD	5.00%	12/01/29	430,000	422,122	(1)

Wirelines - 1.34%
Consolidated Communications, Inc.	USD	6.50%	10/01/28	1,188,000	1,235,520	(1)
Frontier Communications Holdings LLC	USD	6.00%	01/15/30	172,000	169,514	(1)
					1,405,034

TOTAL CORPORATE BONDS					101,553,710
(Cost $101,833,335)

BANK LOANS - 1.43%(3)
Consumer Products - 0.32%
Revlon Consumer Products Corporation - Initial B Term Loan	USD	3M US L + 3.50%	09/07/23	565,855	330,082

Containers/Packaging - 0.13%
Flex Acquisition Co., Inc. (aka Novolex) - Specified Refinancing Term Loan	USD	3M US L + 3.50%	03/02/28	134,224	133,351

Healthcare - 0.50%
Envision Healthcare Corporation - Initial Term Loan	USD	1M US L + 3.75%	10/10/25	283,582	213,927
LifePoint Health, Inc. - Term B Loan	USD	1M US L + 3.75%	11/16/25	317,115	314,891
					528,818

Industrial Other - 0.48%
Filtration Group Corporation - Initial Dollar Term Loan	USD	1M US L + 3.00%	03/29/25	254,189	251,383
Gates Global LLC - Initial B-3 Dollar Term Loan	USD	1M US L + 2.50%	03/31/27	256,618	254,982
					506,365

TOTAL BANK LOANS					1,498,616
(Cost $1,746,709)

See Notes to Financial Statements.

40	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wirelines (continued)
COMMON/PREFERRED STOCKS - 0.00%(4)
Exploration & Production - 0.00%(4)
Alta Mesa Escrow	USD	N/A	N/A	400,000	40	(5)(6)

TOTAL COMMON/PREFERRED STOCKS					$40
(Cost $40)

SHORT TERM INVESTMENTS - 0.40%
Money Market Fund - 0.40%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	N/A	417,604	417,687

TOTAL SHORT TERM INVESTMENTS					417,687
(Cost $417,400)

Total Investments - 98.72%					103,470,053
(Cost $103,997,483)
Other Assets in Excess of Liabilities - 1.28%					1,346,781

Net Assets - 100.00%					$104,816,834

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of November 30, 2021 was 0.09%

3M US L - 3 Month LIBOR as of November 30, 2021 was 0.17%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $77,082,184, which represents approximately 73.54% of net assets as of November 30, 2021.
(2)	Security is in default and therefore is non-income producing.
(3)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(4)	Amount represents less than 0.005% of net assets.
(5)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(6)	Non-income producing security.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	41

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 84.70%
Brazil - 4.78%
Brazil Letras do Tesouro Nacional:
	BRL	0.00%	01/01/24	1,430,000	$201,875	(1)
	BRL	10.00%	01/01/31	3,910,000	644,035
Nota Do Tesouro Nacional:
	BRL	0.00%	07/01/22	19,260,000	3,221,127	(1)
	BRL	10.00%	01/01/29	2,880,000	479,891
					4,546,928

Chile - 1.96%
Republic of Chile:
	CLP	4.50%	03/01/26	480,000,000	557,932
	CLP	5.00%	10/01/28	335,000,000	392,188	(2)
	CLP	4.70%	09/01/30	360,000,000	406,465	(2)
	CLP	5.00%	03/01/35	455,000,000	508,471
					1,865,056

China - 11.65%
China Government Bond:
	CNY	3.19%	04/11/24	9,810,000	1,564,145
	CNY	1.99%	04/09/25	16,920,000	2,597,844
	CNY	3.13%	11/21/29	43,400,000	6,919,082
					11,081,071

Colombia - 6.36%
Bogota Distrio Capital	COP	9.75%	07/26/28	8,491,000,000	2,226,032	(3)
Titulos De Tesoreria:
	COP	10.00%	07/24/24	2,865,000,000	776,268
	COP	7.50%	08/26/26	1,848,000,000	462,694
	COP	5.75%	11/03/27	2,465,000,000	557,210
	COP	7.75%	09/18/30	3,390,000,000	821,759
	COP	7.00%	06/30/32	4,137,000,000	934,610
	COP	7.25%	10/18/34	1,165,000,000	263,402
					6,041,975

Czech Republic - 3.93%
Czech Republic Government:
	CZK	2.40%	09/17/25	19,380,000	853,432
	CZK	1.00%	06/26/26	30,500,000	1,261,754
	CZK	0.25%	02/10/27	4,480,000	176,370
	CZK	4.20%	12/04/36	27,110,000	1,446,366
					3,737,922

Egypt - 1.48%
Republic of Egypt:
	EGP	13.77%	01/05/24	15,020,000	950,237
	EGP	14.48%	04/06/26	7,190,000	456,867
					1,407,104

See Notes to Financial Statements.

42	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia - 11.03%
Republic of Indonesia:
	IDR	8.38%	03/15/24	4,434,000,000	$338,838
	IDR	11.00%	09/15/25	43,587,000,000	3,677,742
	IDR	8.38%	09/15/26	6,101,000,000	483,053
	IDR	6.63%	05/15/33	48,339,000,000	3,395,289
	IDR	8.38%	03/15/34	17,546,000,000	1,387,387
	IDR	7.50%	05/15/38	16,480,000,000	1,209,320
					10,491,629

Malaysia - 5.83%
Malaysia Government:
	MYR	3.91%	07/15/26	3,550,000	871,168
	MYR	3.90%	11/30/26	4,060,000	998,443
	MYR	3.50%	05/31/27	5,514,000	1,325,638
	MYR	3.90%	11/16/27	1,580,000	387,169
	MYR	3.73%	06/15/28	430,000	104,092
	MYR	3.89%	08/15/29	5,230,000	1,273,505
	MYR	2.63%	04/15/31	2,630,000	580,267
					5,540,282

Mexico - 4.71%
Mexican Bonos:
	MXN	8.00%	09/05/24	6,210,000	295,947
	MXN	10.00%	12/05/24	1,100,000	55,244
	MXN	7.75%	11/23/34	4,686,000	220,757
	MXN	10.00%	11/20/36	24,916,000	1,397,658
	MXN	8.50%	11/18/38	19,870,000	972,997
	MXN	7.75%	11/13/42	33,750,000	1,533,890
					4,476,493

Peru - 1.55%
Republic of Peru:
	PEN	6.15%	08/12/32	2,400,000	592,380
	PEN	5.40%	08/12/34	2,500,000	558,637
	PEN	5.35%	08/12/40	1,560,000	323,160
					1,474,177

Poland - 4.10%
Kfw	PLN	0.63%	07/25/25	6,000,000	1,343,843
Republic of Poland:
	PLN	2.50%	01/25/23	4,080,000	992,801
	PLN	4.00%	10/25/23	3,240,000	805,819
	PLN	2.75%	04/25/28	3,180,000	756,814
					3,899,277

Romania - 2.87%
Romania Government Bond:
	RON	5.00%	02/12/29	8,180,000	1,827,109
	RON	3.65%	09/24/31	4,560,000	899,660
					2,726,769

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	43

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Russia - 8.94%
Russian Federation:
	RUB	7.60%	07/20/22	126,870,000	$1,706,808
	RUB	7.40%	12/07/22	108,340,000	1,449,472
	RUB	7.05%	01/19/28	17,630,000	223,249
	RUB	8.50%	09/17/31	135,730,000	1,872,845
	RUB	7.70%	03/23/33	193,400,000	2,519,562
	RUB	7.70%	03/16/39	56,000,000	727,284
					8,499,220

Serbia - 0.64%
Serbia Treasury Bonds	RSD	4.50%	08/20/32	61,000,000	605,912

South Africa - 9.69%
Republic of South Africa:
	ZAR	10.50%	12/21/26	30,840,000	2,132,541
	ZAR	7.00%	02/28/31	1,980,000	102,098
	ZAR	8.88%	02/28/35	9,300,000	512,066
	ZAR	6.25%	03/31/36	96,050,000	4,124,227
	ZAR	8.50%	01/31/37	24,077,000	1,255,154
	ZAR	6.50%	02/28/41	26,680,000	1,089,981
					9,216,067

Thailand - 3.47%
Thailand Government:
	THB	2.88%	12/17/28	18,600,000	600,889
	THB	3.78%	06/25/32	26,870,000	929,858
	THB	1.59%	12/17/35	52,360,000	1,424,659
	THB	4.68%	06/29/44	8,950,000	347,626
					3,303,032

Turkey - 1.15%
Republic of Turkey:
	TRY	11.00%	03/02/22	1,200,000	86,584
	TRY	7.10%	03/08/23	6,090,000	382,286
	TRY	9.00%	07/24/24	1,840,000	103,774
	TRY	11.00%	02/24/27	5,610,000	282,175
	TRY	10.50%	08/11/27	4,900,000	235,724
					1,090,543

Uruguay - 0.56%
Republic of Uruguay:
	UYU	9.88%	06/20/22	18,550,000	423,582	(3)
	UYU	8.50%	03/15/28	4,680,000	104,674	(2)
					528,256

TOTAL SOVEREIGN DEBT OBLIGATIONS					80,531,713
(Cost $87,277,290)

See Notes to Financial Statements.

44	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Uruguay (continued)
Republic of Uruguay: (continued)
CORPORATE BONDS - 7.51%
Brazil - 2.64%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	14,933,227	$2,514,007	(2)

Kazakhstan - 0.15%
Development Bank of Kazakhstan JSC	KZT	8.95%	05/04/23	66,250,000	147,725	(2)

Mexico - 4.72%
America Movil SAB de CV	MXN	6.45%	12/05/22	55,370,000	2,569,628
Petroleos Mexicanos	MXN	7.47%	11/12/26	45,370,000	1,916,304
					4,485,932

TOTAL CORPORATE BONDS					7,147,664
(Cost $9,767,385)

SHORT TERM INVESTMENTS - 3.17%
Money Market Fund - 3.17%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	N/A	3,011,782	3,012,385

TOTAL SHORT TERM INVESTMENTS					3,012,385
(Cost $3,012,385)

Total Investments - 95.38%					90,691,762
(Cost $100,057,060)
Other Assets In Excess of Liabilities - 4.62%					4,389,076

Net Assets - 100.00%					$95,080,838

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	45

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2021 (Unaudited)

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL	-	Brazilian Real
CLP	-	Chilean Peso
CNH	-	Chinese Yuan Offshore
CNY	-	Chinese Yuan
COP	-	Columbian Peso
CZK	-	Czech Republic Koruna
EGP	-	Egyptian Pound
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RSD	-	Serbian Dinar
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZAR	-	South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $3,565,059, which represents approximately 3.75% of net assets as of November 30, 2021.
(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2021, the aggregate fair value of those securities was $2,649,614, which represents approximately 2.79% of net assets.

See Notes to Financial Statements.

46	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2021 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2021	Fund Delivering	U.S. $ Value at November 30, 2021	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	12/17/21	USD	985,294	COP	928,626	$56,668
Citigroup Global Markets	01/14/22	USD	1,968,580	RON	1,931,139	37,441
Goldman Sachs & Co.	12/10/21	USD	568,720	CZK	559,919	8,801
Goldman Sachs & Co.	12/10/21	USD	841,963	HUF	821,413	20,550
Goldman Sachs & Co.	12/17/21	USD	1,663,222	ZAR	1,572,476	90,746
Goldman Sachs & Co.	12/22/21	USD	282,675	MXN	267,433	15,242
HSBC	01/14/22	CNH	925,522	USD	921,356	4,166
J.P. Morgan Chase & Co.	12/10/21	USD	1,101,008	PLN	1,067,518	33,490
J.P. Morgan Chase & Co.	12/17/21	USD	843,353	COP	794,806	48,547
J.P. Morgan Chase & Co.	12/22/21	USD	439,487	MXN	415,492	23,995
						$339,646

Citigroup Global Markets	12/17/21	COP	463,735	USD	491,562	$(27,827)
Citigroup Global Markets	02/11/22	THB	568,578	USD	585,851	(17,273)
Citigroup Global Markets	01/14/22	USD	163,065	CNH	165,261	(2,196)
Goldman Sachs & Co.	01/04/22	BRL	2,038,913	USD	2,049,970	(11,057)
Goldman Sachs & Co.	12/10/21	CZK	2,120,888	USD	2,183,497	(62,609)
Goldman Sachs & Co.	12/10/21	HUF	2,191,877	USD	2,265,745	(73,868)
Goldman Sachs & Co.	12/10/21	PLN	1,794,689	USD	1,864,528	(69,839)
Goldman Sachs & Co.	01/21/22	RUB	480,092	USD	496,251	(16,159)
Goldman Sachs & Co.	02/11/22	THB	2,623,607	USD	2,701,084	(77,477)
Goldman Sachs & Co.	12/17/21	ZAR	326,230	USD	345,114	(18,884)
HSBC	01/14/22	USD	4,118,045	CNH	4,169,333	(51,288)
J.P. Morgan Chase & Co.	12/10/21	HUF	979,373	USD	1,010,686	(31,313)
J.P. Morgan Chase & Co.	12/22/21	MXN	177,508	USD	187,776	(10,268)
J.P. Morgan Chase & Co.	12/10/21	MXN	1,373,185	USD	1,380,535	(7,350)
J.P. Morgan Chase & Co.	12/10/21	PLN	2,088,792	USD	2,174,649	(85,857)
J.P. Morgan Chase & Co.	02/11/22	THB	550,263	USD	566,651	(16,388)
J.P. Morgan Chase & Co.	12/10/21	USD	97,319	HUF	97,761	(442)
						$(580,095)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	47

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 96.15%
Argentina - 1.95%
MSU Energy SA	USD	6.88%	02/01/25	48,000	$38,402	(1)
Pampa Energia SA	USD	7.50%	01/24/27	35,000	30,294	(1)
YPF SA:
	USD	8.50%	07/28/25	16,000	12,070	(1)
	USD	6.95%	07/21/27	87,000	58,236	(2)
					139,002

Brazil - 7.58%
Adecoagro SA	USD	6.00%	09/21/27	8,000	8,248	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	31,000	32,593	(1)(3)(4)
BRF GmbH	USD	4.35%	09/29/26	32,000	32,102	(1)
Gol Finance SA:
	USD	7.00%	01/31/25	66,000	57,485	(1)
	USD	8.00%	06/30/26	33,000	31,371	(1)
Guara Norte Sarl	USD	5.20%	06/15/34	10,805	10,359	(1)
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de CV	USD	5.00%	05/07/28	23,000	21,551	(1)
Itau Unibanco Holding SA	USD	6.13%	Perpetual	19,000	18,622	(1)(3)(4)
Klabin Austria GmbH:
	USD	3.20%	01/12/31	30,000	27,143	(1)
	USD	7.00%	04/03/49	23,000	25,817	(1)
MC Brazil Downstream Trading SARL	USD	7.25%	06/30/31	48,000	46,379	(1)
Minerva Luxembourg SA	USD	4.38%	03/18/31	23,000	21,706	(1)
MV24 Capital BV	USD	6.75%	06/01/34	4,669	4,788	(1)
Petrobras Global Finance BV:
	USD	5.75%	02/01/29	28,000	29,648
	USD	6.90%	03/19/49	51,000	52,873
Simpar Europe SA	USD	5.20%	01/26/31	45,000	41,436	(1)
Usiminas International Sarl	USD	5.88%	07/18/26	76,000	77,361	(1)
					539,482

Chile - 1.73%
ATP Tower Holdings LLC / Andean Tower Partners Colombia SAS / Andean Telecom Par	USD	4.05%	04/27/26	18,000	17,855	(1)
Celulosa Arauco y Constitucion SA	USD	5.50%	04/30/49	29,000	33,442	(1)
Cencosud SA	USD	4.38%	07/17/27	14,000	14,832	(1)
Inversiones CMPC SA	USD	3.00%	04/06/31	42,000	40,464	(1)
VTR Comunicaciones SpA	USD	5.13%	01/15/28	16,000	16,470	(1)
					123,063

China - 6.10%
Bank of China, Ltd.	USD	5.00%	11/13/24	46,000	50,273	(2)
ENN Clean Energy International Investment, Ltd.	USD	3.38%	05/12/26	131,000	129,829	(1)
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	44,000	43,735	(2)
Tencent Holdings, Ltd.:
	USD	2.39%	06/03/30	14,000	13,756	(1)
	USD	3.24%	06/03/50	14,000	13,582	(1)

See Notes to Financial Statements.

48	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
China (continued)
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	200,000	$182,500
					433,675

Colombia - 5.09%
AI Candelaria Spain SLU:
	USD	7.50%	12/15/28	32,000	33,760	(1)
	USD	7.50%	12/15/28	20,000	21,280	(2)
Bancolombia SA	USD	4.88%	10/18/27	32,000	31,740	(3)
Ecopetrol SA:
	USD	5.38%	06/26/26	29,000	30,450
	USD	7.38%	09/18/43	33,000	35,597
Geopark, Ltd.	USD	5.50%	01/17/27	60,000	57,120	(1)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	103,000	91,671	(1)
Millicom International Cellular SA	USD	5.13%	01/15/28	27,900	28,869	(1)
SierraCol Energy Andina LLC	USD	6.00%	06/15/28	34,000	31,441	(1)
					361,928

Ghana - 1.76%
Tullow Oil PLC:
	USD	7.00%	03/01/25	98,000	79,257	(1)
	USD	10.25%	05/15/26	46,000	45,724	(1)
					124,981

Guatemala - 1.42%
Energuate Trust	USD	5.88%	05/03/27	38,000	39,282	(1)
Investment Energy Resources, Ltd.	USD	6.25%	04/26/29	58,000	62,060	(1)
					101,342

Hong Kong - 3.58%
CK Hutchison International 17 II, Ltd.	USD	3.25%	09/29/27	50,000	53,522	(2)
ESR Cayman, Ltd.	USD	7.88%	04/04/22	200,000	201,163
					254,685

India - 5.24%
Bharti Airtel, Ltd.:
	USD	4.38%	06/10/25	15,000	16,033	(2)
	USD	3.25%	06/03/31	33,000	33,611	(1)
Greenko Dutch BV	USD	3.85%	03/29/26	72,890	73,856	(1)
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	173,000	182,515	(1)(3)(4)
Vedanta Resources Finance II PLC:
	USD	13.88%	01/21/24	19,000	20,138	(1)
	USD	8.95%	03/11/25	21,000	20,119	(1)
Vedanta Resources, Ltd.	USD	6.38%	07/30/22	27,000	26,639	(1)
					372,911

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	49

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia - 3.79%
Indika Energy Capital IV Pte, Ltd.	USD	8.25%	10/22/25	12,000	$12,384	(1)
Indonesia Asahan Aluminium Persero PT	USD	5.45%	05/15/30	60,000	68,166	(1)
Minejesa Capital BV	USD	4.63%	08/10/30	165,000	169,744	(1)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.)	USD	7.50% PIK	12/11/22	7,892	6,312	(5)
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak	USD	4.85%	10/14/38	12,000	13,225	(1)
					269,831

Israel - 4.50%
Altice Financing SA	USD	5.00%	01/15/28	94,000	88,110	(1)
Leviathan Bond, Ltd.	USD	6.75%	06/30/30	74,000	77,807	(1)
Teva Pharmaceutical Finance Netherlands III BV	USD	3.15%	10/01/26	164,000	154,137
					320,054

Jamaica - 0.64%
Digicel Group Holdings, Ltd.		8% Cash and 2%
	USD	PIK or 10.00% PIK	04/01/24	14,672	14,709	(5)
Digicel International Finance, Ltd./Digicel international Holdings, Ltd.	USD	8.75%	05/25/24	16,000	16,494	(1)
Digicel, Ltd.	USD	6.75%	03/01/23	15,000	14,362	(2)
					45,565

Macau - 3.65%
Melco Resorts Finance, Ltd.:
	USD	5.63%	07/17/27	87,000	86,645	(2)
	USD	5.75%	07/21/28	32,000	31,700	(1)
Sands China, Ltd.	USD	3.80%	01/08/26	19,000	19,269
Studio City Finance, Ltd.:
	USD	6.00%	07/15/25	79,000	77,277	(1)
	USD	6.50%	01/15/28	11,000	10,835	(1)
	USD	5.00%	01/15/29	38,000	34,331	(1)
					260,057

Malaysia - 3.63%
Gohl Capital, Ltd.	USD	4.25%	01/24/27	200,000	208,125
Resorts World Las Vegas LLC / RWLV Capital, Inc.	USD	4.63%	04/06/31	50,000	50,133	(2)
					258,258

Mexico - 6.53%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	69,000	67,965	(1)(6)
America Movil SAB de CV	USD	3.63%	04/22/29	13,000	14,111
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	63,000	65,166	(1)(3)(4)
	USD	7.50%	Perpetual	43,000	46,116	(1)(3)(4)
Cemex SAB de CV	USD	5Y US TI + 4.534%	Perpetual	33,000	33,474	(1)(3)(4)
Cometa Energia SA de CV	USD	6.38%	04/24/35	50,344	56,480	(1)
FEL Energy VI Sarl	USD	5.75%	12/01/40	10,941	10,435	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	24,903	27,620	(1)
Petroleos Mexicanos:
	USD	6.63%	06/15/35	33,000	30,491
	USD	7.69%	01/23/50	48,000	43,191

See Notes to Financial Statements.

50	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico (continued)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	42,000	$40,299	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	21,000	29,080
					464,428

Nigeria - 3.04%
Access Bank PLC	USD	6.13%	09/21/26	34,000	33,787	(1)
Africa Finance Corp.	USD	2.88%	04/28/28	32,000	31,600	(1)
IHS Holding, Ltd.	USD	6.25%	11/29/28	53,000	52,868	(1)
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	93,000	98,075	(1)
					216,330

Oman - 0.41%
Oryx Funding, Ltd.	USD	5.80%	02/03/31	28,000	29,260	(1)

Peru - 3.68%
Banco BBVA Peru SA	USD	5Y US TI + 2.75%	09/22/29	13,000	13,701	(2)(3)
Banco de Credito del Peru	USD	5Y US TI + 3.00%	07/01/30	28,000	27,398	(1)(3)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	92,000	93,801	(1)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	22,000	23,375	(1)
	USD	4.13%	08/16/27	53,000	54,594	(1)
Nexa Resources SA	USD	6.50%	01/18/28	45,000	48,798	(1)
					261,667

Russia - 3.72%
Gazprom PJSC Via Gaz Capital SA	USD	4.95%	02/06/28	118,000	128,030	(1)
Lukoil Securities BV	USD	3.88%	05/06/30	103,000	105,652	(1)
VTB Bank PJSC Via VTB Eurasia DAC	USD	9.50%	Perpetual	30,000	31,365	(1)(3)(4)
					265,047

Saudi Arabia - 2.95%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	102,890	122,485	(1)
Saudi Arabian Oil Co.:
	USD	3.50%	04/16/29	40,000	42,452	(1)
	USD	3.25%	11/24/50	46,000	44,687	(1)
					209,624

Senegal - 0.69%
Endeavour Mining PLC	USD	5.00%	10/14/26	49,000	48,755	(1)

Singapore - 2.83%
BOC Aviation, Ltd.	USD	3M US L + 1.30%	05/21/25	200,000	201,305	(3)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	51

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
South Africa - 2.98%
AngloGold Ashanti Holdings PLC	USD	3.75%	10/01/30	52,000	$52,260
Eskom Holdings SOC, Ltd.	USD	6.75%	08/06/23	109,000	111,725	(1)
Liquid Telecommunications Financing PLC	USD	5.50%	09/04/26	30,000	31,088	(1)
Prosus NV	USD	3.83%	02/08/51	19,000	17,088	(1)
					212,161

South Korea - 2.51%
LG Chem, Ltd.	USD	1.38%	07/07/26	50,000	49,197	(2)
Shinhan Bank Co., Ltd.	USD	3.88%	03/24/26	60,000	64,718	(2)
Woori Bank	USD	4.75%	04/30/24	60,000	64,754	(2)
					178,669

Tanzania - 0.87%
HTA Group, Ltd.	USD	7.00%	12/18/25	60,000	62,040	(1)

Thailand - 2.31%
Bangkok Bank PCL	USD	5Y US TI + 1.90%	09/25/34	50,000	51,324	(1)(3)
PTT Treasury Center Co., Ltd.	USD	4.50%	10/25/42	60,000	69,593	(1)
Thaioil Treasury Center Co., Ltd.	USD	4.88%	01/23/43	40,000	43,279	(2)
					164,196

Turkey - 3.43%
Akbank Turk AS:
	USD	5.13%	03/31/25	15,000	14,437	(1)
	USD	6.80%	04/27/28	35,000	34,388	(1)(3)
Aydem Yenilenebilir Enerji AS	USD	7.75%	02/02/27	62,000	54,870	(1)
Turk Telekomunikasyon AS	USD	6.88%	02/28/25	37,000	38,716	(1)
Turkiye Garanti Bankasi AS	USD	6.13%	05/24/27	60,000	59,326	(1)(3)
Ulker Biskuvi Sanayi AS	USD	6.95%	10/30/25	41,000	42,055	(1)
					243,792

Ukraine - 3.18%
Metinvest BV:
	USD	7.75%	04/23/23	60,000	61,630	(1)
	USD	7.75%	10/17/29	77,000	73,766	(1)
VF Ukraine PAT via VFU Funding PLC	USD	6.20%	02/11/25	91,000	91,000	(1)
					226,396

United Arab Emirates - 3.43%
DP World, Ltd./United Arab Emirates	USD	4.70%	09/30/49	149,000	161,666	(1)
Galaxy Pipeline Assets Bidco, Ltd.	USD	1.75%	09/30/27	82,207	82,617	(1)
					244,283

Vietnam - 1.43%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	104,000	101,462	(1)

Zambia - 1.50%
First Quantum Minerals, Ltd.:
	USD	6.50%	03/01/24	39,000	39,658	(1)

See Notes to Financial Statements.

52	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Zambia (continued)
First Quantum Minerals, Ltd.: (continued)
	USD	7.50%	04/01/25	65,000	$66,840	(1)
					106,498

TOTAL CORPORATE BONDS					6,840,747
(Cost $6,759,119)

SHORT TERM INVESTMENTS - 2.90%
Money Market Fund - 2.90%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	N/A	206,298	206,339

TOTAL SHORT TERM INVESTMENTS					206,339
(Cost $206,339)

Total Investments - 99.05%					7,047,086
(Cost $6,965,458)
Other Assets In Excess of Liabilities - 0.95%					67,932

Net Assets - 100.00%					$7,115,018

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

TI – Treasury Index

Reference Rates:

3M US L - 3 Month LIBOR as of November 30, 2021 was 0.17%

5Y US TI - 5 Year US Treasury Index as of November 30, 2021 was 1.14%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $4,873,918, which represents approximately 68.50% of net assets as of November 30, 2021.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2021, the aggregate fair value of those securities was $629,868, which represents approximately 8.85% of net assets.
(3)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(5)	Payment-in-kind securities.
(6)	Security is in default and therefore is non-income producing.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	53

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 1.93%
Aqua Finance Trust, Series 2019-A	USD	3.14%	07/16/40	27,670	$28,225	(1)
BB-UBS Trust, Series 2012-TFT	USD	2.89%	06/05/30	20,898	20,931	(1)
BX Commercial Mortgage Trust, Series 2019-IMC	USD	1M US L + 1.30%	04/15/34	100,000	99,449	(1)(2)
CLNY Trust, Series 2019-IKPR	USD	1M US L + 1.13%	11/15/38	50,000	50,029	(1)(2)
Fannie Mae Pool, Series 2013-	USD	3.00%	07/01/27	34,284	36,008	(3)
Freddie Mac Whole Loan Securities Trust, Series 2016-SC01	USD	3.50%	07/25/46	19,716	20,150	(3)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9	USD	5.34%	05/15/47	51,366	47,187
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY, Series 2014-DSTY	USD	3.43%	06/10/27	60,000	33,900	(1)
MBRT, Series 2019-MBR	USD	1M US L + 0.85%	11/15/36	75,000	74,991	(1)(2)
New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1	USD	1.43%	08/15/23	50,000	49,785	(1)
Starwood Retail Property Trust 2014-STAR, Series 2014-STAR	USD	1M US L + 1.47%	11/15/27	44,317	27,366	(1)(2)
Towd Point Mortgage Trust, Series 2016-5	USD	2.50%	10/25/56	9,204	9,298	(1)(2)
Verus Securitization Trust 2021-3, Series 2021-3	USD	1.05%	06/25/66	107,753	106,963	(1)(2)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					604,282
(Cost $602,637)

CORPORATE BONDS - 16.16%
Aerospace/Defense - 0.40%
Boeing Co.	USD	3.60%	05/01/34	25,000	25,894
General Dynamics Corp.	USD	2.85%	06/01/41	50,000	51,792
Raytheon Technologies Corp.	USD	1.90%	09/01/31	50,000	48,027
					125,713

Automotive - 0.58%
Ford Motor Credit Co. LLC	USD	4.27%	01/09/27	50,000	52,950
General Motors Financial Co., Inc.	USD	5.25%	03/01/26	50,000	56,244
Hyundai Capital America:
	USD	1.00%	09/17/24	50,000	49,358	(1)
	USD	1.30%	01/08/26	25,000	24,346	(1)
					182,898

Banking - 4.55%
Bank of America Corp.	USD	3M US L + 0.99%	02/13/31	150,000	150,353	(2)
Barclays PLC	USD	1Y US TI + 1.05%	11/24/27	75,000	75,135	(2)
Citigroup, Inc.:
	USD	4.40%	06/10/25	50,000	54,335
	USD	4.45%	09/29/27	75,000	83,477
Credit Suisse Group AG	USD	3M US L + 1.24%	06/12/24	50,000	52,245	(1)(2)
Deutsche Bank AG:
		1D US SOFR +
	USD	1.131%	04/01/25	50,000	49,837	(2)
		1D US SOFR +
	USD	1.87%	11/24/26	50,000	50,150	(2)

See Notes to Financial Statements.

54	www.shiplp.com

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Banking (continued)
DNB Bank ASA	USD	1Y US TI + 0.68%	03/30/28	100,000	$98,289	(1)(2)
Goldman Sachs Group, Inc.		1D US SOFR +
	USD	0.61%	02/12/26	50,000	48,946	(2)
HSBC Holdings PLC:
		1D US SOFR +
	USD	1.54%	04/18/26	25,000	24,896	(2)
		1D US SOFR +
	USD	1.29%	05/24/27	25,000	24,439	(2)
Intesa Sanpaolo SpA	USD	4.00%	09/23/29	75,000	81,605	(1)
JPMorgan Chase & Co.	USD	3.63%	12/01/27	50,000	53,684
Mizuho Financial Group, Inc.	USD	2.56%	09/13/31	75,000	73,966
Morgan Stanley:
		1D US SOFR +
	USD	1.02%	04/28/32	50,000	47,805	(2)
		1D US SOFR +
	USD	1.36%	09/16/36	50,000	48,421	(2)
Societe Generale SA	USD	1Y US TI + 1.10%	12/14/26	75,000	73,338	(1)(2)
Standard Chartered PLC:
	USD	3M US L + 1.21%	01/30/26	25,000	25,677	(1)(2)
	USD	5Y US TI + 2.30%	02/18/36	25,000	24,700	(1)(2)
	USD	5.70%	03/26/44	25,000	32,270	(1)
Sumitomo Mitsui Financial Group, Inc.	USD	2.14%	09/23/30	25,000	24,111
Synchrony Financial:
	USD	3.70%	08/04/26	50,000	53,348
	USD	2.88%	10/28/31	50,000	49,551
US Bancorp	USD	5Y US TI + 0.95%	11/03/36	75,000	74,622	(2)
Wells Fargo & Co.		1D US SOFR +
	USD	1.26%	02/11/31	50,000	50,759	(2)
					1,425,959

Chemicals - 0.35%
Huntsman International LLC	USD	2.95%	06/15/31	50,000	51,152
Nutrien, Ltd.	USD	3.95%	05/13/50	50,000	58,880
					110,032

Commercial Services - 0.16%
Equifax, Inc.	USD	2.35%	09/15/31	50,000	49,273

Construction Machinery - 0.16%
CNH Industrial Capital LLC	USD	1.88%	01/15/26	50,000	50,286

Diversified Manufacturing - 0.17%
Carrier Global Corp.	USD	3.58%	04/05/50	50,000	53,233

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	55

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Electric - 0.85%
Appalachian Power Co.	USD	3.70%	05/01/50	50,000	$55,271
Duke Energy Corp.	USD	3.50%	06/15/51	50,000	52,545
Electricite de France SA	USD	4.50%	09/21/28	50,000	57,015	(1)
NextEra Energy Capital Holdings, Inc.	USD	2.25%	06/01/30	50,000	49,762
Vistra Operations Co. LLC	USD	3.55%	07/15/24	50,000	51,859	(1)
					266,452

Environmental Services - 0.17%
Waste Management, Inc.	USD	2.95%	06/01/41	50,000	52,523

Exploration & Production - 0.33%
BP Capital Markets PLC	USD	5Y US TI + 4.04%	Perpetual	50,000	52,375	(2)(4)
Continental Resources, Inc.	USD	2.27%	11/15/26	50,000	49,460	(1)
					101,835

Food & Beverage - 0.40%
PepsiCo, Inc.	USD	1.95%	10/21/31	75,000	74,591
Sysco Corp.	USD	2.40%	02/15/30	50,000	50,578
					125,169

Food and Beverage - 0.15%
Conagra Brands, Inc.	USD	1.38%	11/01/27	50,000	47,936

Gaming - 0.16%
Las Vegas Sands Corp.	USD	3.20%	08/08/24	50,000	51,001

Gas Distributors - 0.18%
Sempra Energy	USD	4.00%	02/01/48	50,000	57,508

Gas Pipelines - 0.53%
Kinder Morgan Energy Partners LP	USD	5.50%	03/01/44	50,000	61,738
Sabine Pass Liquefaction LLC	USD	4.20%	03/15/28	50,000	54,907
Williams Cos., Inc.	USD	2.60%	03/15/31	50,000	49,681
					166,326

Healthcare - 0.50%
Baxter International, Inc.	USD	2.27%	12/01/28	75,000	75,471	(1)
CVS Health Corp.	USD	4.78%	03/25/38	25,000	30,483
Laboratory Corp. of America Holdings	USD	1.55%	06/01/26	50,000	49,478
					155,432

Healthcare-Services - 0.32%
HCA, Inc.	USD	3.50%	07/15/51	50,000	51,178
Universal Health Services, Inc.	USD	1.65%	09/01/26	50,000	49,083	(1)
					100,261

See Notes to Financial Statements.

56	www.shiplp.com

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Home Builders - 0.15%
MDC Holdings, Inc.	USD	2.50%	01/15/31	50,000	$48,249

Industrial Other - 0.17%
Flowserve Corp.	USD	3.50%	10/01/30	50,000	52,098

Lodging - 0.16%
Marriott International, Inc.	USD	2.85%	04/15/31	50,000	50,258

Media Cable - 0.30%
Charter Communications Operating LLC / Charter Communications Operating Capital	USD	6.48%	10/23/45	25,000	34,226
Comcast Corp.	USD	3.97%	11/01/47	50,000	58,113
					92,339

Metals/Mining/Steel - 0.32%
Glencore Funding LLC	USD	2.63%	09/23/31	50,000	48,529	(1)
Rio Tinto Finance USA, Ltd.	USD	2.75%	11/02/51	50,000	50,244
					98,773

Non Captive Finance - 0.17%
Air Lease Corp.	USD	3.63%	12/01/27	50,000	52,721

Oil&Gas - 0.08%
Valero Energy Corp.	USD	2.15%	09/15/27	25,000	24,950

Pharmaceuticals - 0.33%
AbbVie, Inc.	USD	3.20%	11/21/29	50,000	53,124
Pfizer, Inc.	USD	1.75%	08/18/31	50,000	48,725
					101,849

Pipelines - 0.35%
Boardwalk Pipelines LP	USD	4.80%	05/03/29	50,000	56,669
Eastern Gas Transmission & Storage, Inc.	USD	3.00%	11/15/29	50,000	52,120
					108,789

Property & Casualty Insurance - 0.16%
Kemper Corp.	USD	2.40%	09/30/30	50,000	49,805

Refining - 0.15%
Phillips 66	USD	2.15%	12/15/30	50,000	47,987

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	57

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
REITS - 0.64%
Boston Properties LP	USD	2.45%	10/01/33	50,000	$48,307
CubeSmart LP	USD	3.00%	02/15/30	50,000	52,722
Office Properties Income Trust	USD	2.40%	02/01/27	50,000	48,677
WEA Finance LLC	USD	2.88%	01/15/27	50,000	51,491	(1)
					201,197

Restaurants - 0.20%
McDonald's Corp.	USD	4.45%	03/01/47	50,000	62,012

Retail Non Food/Drug - 0.64%
Home Depot, Inc.	USD	1.50%	09/15/28	50,000	49,122
O'Reilly Automotive, Inc.	USD	1.75%	03/15/31	50,000	47,691
Tapestry, Inc.	USD	3.05%	03/15/32	50,000	50,580
Walmart, Inc.	USD	2.65%	09/22/51	50,000	51,790
					199,183

Services Other - 0.33%
Expedia Group, Inc.	USD	3.25%	02/15/30	50,000	51,589
Western Union Co.	USD	2.85%	01/10/25	50,000	52,017
					103,606

Software - 0.16%
salesforce.com, Inc.	USD	2.70%	07/15/41	50,000	50,440

Technology - 0.71%
Broadcom, Inc.	USD	3.19%	11/15/36	50,000	49,283	(1)
Electronic Arts, Inc.	USD	2.95%	02/15/51	50,000	48,645
Fidelity National Information Services, Inc.	USD	1.15%	03/01/26	25,000	24,411
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	53,454	(1)
TSMC Global, Ltd.	USD	1.00%	09/28/27	50,000	47,635	(1)
					223,428

Transportation Non Air/Rail - 0.19%
FedEx Corp.	USD	4.40%	01/15/47	50,000	58,873

Wireless - 0.37%
T-Mobile USA, Inc.:
	USD	3.88%	04/15/30	25,000	27,209
	USD	4.50%	04/15/50	25,000	29,285
Vodafone Group PLC	USD	4.25%	09/17/50	50,000	57,695
					114,189

Wirelines - 0.62%
AT&T, Inc.:
	USD	2.25%	02/01/32	75,000	72,435
	USD	3.65%	09/15/59	50,000	50,712

See Notes to Financial Statements.

58	www.shiplp.com

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wirelines (continued)
Verizon Communications, Inc.	USD	2.99%	10/30/56	75,000	$72,302
					195,449

TOTAL CORPORATE BONDS					5,058,032
(Cost $5,026,620)

OPEN-END FUNDS - 61.82%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	N/A	177,130	1,594,170	(5)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	N/A	734,166	6,857,112	(5)
Stone Harbor High Yield Bond Fund	USD	N/A	N/A	1,093,309	8,757,407	(5)
Stone Harbor Local Markets Fund	USD	N/A	N/A	255,938	2,144,758	(5)(6)
					19,353,447

TOTAL OPEN-END FUNDS					19,353,447
(Cost $20,125,427)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 8.19%
FNMA TBA	USD	2.50%	12/15/51	2,500,000	2,563,086	(3)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,563,086
(Cost $2,573,437)

U.S. TREASURY BONDS/NOTES - 4.59%
U.S. Treasury Bonds:
	USD	2.75%	02/15/28	50,000	54,379
	USD	1.25%	08/15/31	225,000	221,432
	USD	2.50%	02/15/46	225,000	253,749
U.S. Treasury Notes:
	USD	2.13%	05/15/25	325,000	338,000
	USD	2.00%	08/15/25	550,000	569,959
					1,437,519

TOTAL U.S. TREASURY BONDS/NOTES					1,437,519
(Cost $1,426,154)

SHORT TERM INVESTMENTS - 6.46%
Money Market Fund - 6.46%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	N/A	2,023,582	2,023,987

TOTAL SHORT TERM INVESTMENTS					2,023,987
(Cost $2,023,987)

Total Investments - 99.15%					31,040,353
(Cost $31,779,315)
Other Assets In Excess of Liabilities - 0.85%					267,126	(7)

Net Assets - 100.00%					$31,307,479

*	The shares of each security is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	59

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2021 (Unaudited)

Currency Abbreviations:

EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

TI – Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of November 30, 2021 was 0.09%

3M US L - 3 Month LIBOR as of November 30, 2021 was 0.17%

1D US SOFR - 1 Day SOFR as of November 30, 2021 was 0.05%

1Y US TI - 1 Year US Treasury Index as of November 30, 2021 was 0.24%

5Y US TI - 5 Year US Treasury Index as of November 30, 2021 was 1.14%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $1,496,045, which represents approximately 4.78% of net assets as of November 30, 2021.
(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Investment purchased on a delayed delivery basis.
(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(5)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(6)	Non-income producing security.
(7)	Includes cash which is being held as collateral for forward foreign currency contracts, futures contracts and credit default swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2021	Fund Delivering	U.S. $ Value at November 30, 2021	Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	12/10/21	USD	110,959	MXN	107,062	$3,897
Goldman Sachs & Co.	01/10/22	MXN	158,206	USD	156,468	1,738
J.P. Morgan Chase & Co.	12/10/21	USD	79,130	MXN	76,340	2,790
J.P. Morgan Chase & Co.	12/20/21	JPY	312,143	USD	309,504	2,639
J.P. Morgan Chase & Co.	01/28/22	USD	91,292	EUR	88,186	3,106
J.P. Morgan Chase & Co.	01/28/22	USD	91,607	GBP	89,450	2,157
						$16,327
Citigroup Global Markets	12/10/21	GBP	159,602	USD	161,979	$(2,377)
Citigroup Global Markets	12/10/21	MXN	183,402	USD	188,782	(5,380)
Citigroup Global Markets	12/13/21	USD	93,056	JPY	93,508	(452)
Goldman Sachs & Co.	12/13/21	USD	218,754	JPY	219,806	(1,052)
J.P. Morgan Chase & Co.	12/13/21	EUR	612,636	USD	626,060	(13,424)
J.P. Morgan Chase & Co.	12/13/21	JPY	313,314	USD	313,839	(525)
						$(23,210)

See Notes to Financial Statements.

60	www.shiplp.com

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2021 (Unaudited)

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Value and Unrealized Appreciation /(Depreciation)
US Ultra Bond Future	Long	1	USD	3/22/22	$200,563	$5,423
						$5,423

Euro-Bund Future	Short	(7)	EUR	12/08/21	(1,206,590)	$(3,599)
US 10 Yr T-Note Future	Short	(84)	USD	3/22/22	(10,988,250)	(112,068)
						$(115,667)

***	The notional amount of each security is stated in the currency in which the security is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at November 30, 2021	Notional Amount***(2)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
MARKIT CDX EM S36 5Y ICE(3)	Intercontinental Exchange	1.000%	USD	12/20/2026	2.144%	3,475,000	$184,547	$(118,584)	$65,963
MARKIT CDX IG S37 5Y ICE(3)	Intercontinental Exchange	1.000%	USD	12/20/2026	0.578%	1,875,000	(38,503)	43,750	5,247
							$146,044	$(74,834)	$71,210

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - SELL PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at November 30, 2021	Notional Amount***(2)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
MARKIT CDX HY S37 5Y ICE(3)	Intercontinental Exchange	5.000%	USD	06/20/2026	3.280%	1,150,000	$87,811	$(106,720)	$(18,909)
							$87,811	$(106,720)	$(18,909)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Non-income producing security.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	61

Stone Harbor Emerging Markets Debt Allocation Fund	Statements of Investments

November 30, 2021 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 100.10%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	914,709	$8,543,378	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,071,121	8,975,991	(1)(2)
				17,519,369

TOTAL OPEN-END FUNDS				17,519,369
(Cost $15,708,015)

SHORT TERM INVESTMENTS - 0.16%
Money Market Fund - 0.16%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	28,198	28,204

TOTAL SHORT TERM INVESTMENTS				28,204
(Cost $28,204)

Total Investments - 100.26%				17,547,573
(Cost $15,736,220)
Liabilities in Excess of Other Assets - (0.26)%				(45,540)

Net Assets - 100.00%				$17,502,033

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL	-	Brazilian Real
EUR	-	Euro
COP	-	Colombian Peso
CZK	-	Czech Republic Koruna
RUB	-	Russian Ruble
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Non-income producing security.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2021	Fund Delivering	U.S. $ Value at November 30, 2021	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	12/02/21	USD	88,051	BRL	87,516	$535
J.P. Morgan Chase & Co.	12/17/21	USD	55,541	EUR	54,469	1,072
						$1,607
Citigroup Global Markets	12/10/21	CZK	86,299	USD	88,838	$(2,539)
Citigroup Global Markets	01/21/22	RUB	91,716	USD	94,786	(3,070)
J.P. Morgan Chase & Co.	12/02/21	BRL	87,516	USD	87,805	(289)
J.P. Morgan Chase & Co.	02/02/22	BRL	86,323	USD	86,836	(513)
J.P. Morgan Chase & Co.	12/17/21	COP	82,983	USD	87,089	(4,106)
						$(10,517)

See Notes to Financial Statements.

62	www.shiplp.com

Intentionally Left Blank

Stone Harbor Investment Funds	Statements of Assets and Liabilities

November 30, 2021 (Unaudited)

Stone Harbor Emerging Markets Debt Fund
ASSETS:
Investments, at value(1)	$1,336,030,614
Investments in affiliates, at value(2)	4,934,423
Cash	–
Foreign currency, at value (3)	–
Variation margin receivable on credit default swap contracts	–
Unrealized appreciation on forward foreign currency contracts	2,403,188
Swap premium paid	–
Deposits with brokers for credit default swap contracts	–
Deposits with brokers for forward foreign currency contracts	–
Deposits with brokers for futures contracts	–
Receivable for investments sold	14,206,293
Receivable for fund shares sold	3,592,775
Receivable from adviser	–
Receivable on credit default swap contracts	–
Interest receivable	17,784,616
Prepaid and other assets	11,280
Total Assets	1,378,963,189
LIABILITIES:
Bank Overdraft	12,557,324
Payable due to brokers for forward foreign currency contracts	2,400,000
Payable for investments purchased	5,554,357
Payable for fund shares redeemed	652,789
Unrealized depreciation on forward foreign currency contracts	157,551
Variation margin payable on futures contracts	–
Payable to adviser	697,390
Payable to administrator	217,359
Other payables	167,931
Total Liabilities	22,404,701
Net Assets	$1,356,558,488
NET ASSETS CONSIST OF:
Paid-in capital	$1,637,133,353
Total distributable earnings	(280,574,865)
Net Assets	$1,356,558,488
PRICING OF SHARES:
Institutional Class
Net Assets	$1,356,558,488
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	145,286,732
Net assets value, offering and redemption price per share	$9.34
(1)Cost of Investments	$1,418,206,152
(2)Cost of Investments in affiliates	$5,048,860
(3)Cost of Investments in foreign cash	$–

See Notes to Financial Statements.

64	www.shiplp.com

Stone Harbor Investment Funds	Statements of Assets and Liabilities

November 30, 2021 (Unaudited)

Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Strategic Income Fund Markets Debt Allocation Fund	Stone Harbor Emerging

$103,470,053	$90,691,763	$7,047,086	$11,686,907	$28,204
–	–	–	19,353,447	17,519,370
–	–	–	–	1
–	228,238	–	75,333	–
–	–	–	3,521	–
–	339,646	–	16,327	1,607
–	–	–	181,555	–
–	–	–	122,725	–
–	–	–	2,500,000	–
–	–	–	142,075	–
40,397	4,072,145	–	2,998	–
–	–	–	–	–
–	–	50,141	56,025	87,029
–	–	–	800	–
1,601,051	1,528,837	91,127	42,299	2
9,633	9,891	2,124	3,303	1,096
105,121,134	96,870,520	7,190,478	34,187,315	17,637,309
31,712	297,629	–	94	–
–	–	–	–	–
105,003	574,500	–	2,710,013	–
–	25,297	–	–	47,910
–	580,095	–	23,210	10,517
–	–	–	45,105	–
30,114	40,265	–	–	–
56,409	34,758	17,136	24,102	3,577
81,062	237,138	58,324	77,312	73,272
304,300	1,789,682	75,460	2,879,836	135,276
$104,816,834	$95,080,838	$7,115,018	$31,307,479	$17,502,033

$129,005,147	$295,296,314	$11,406,942	$33,924,012	$22,761,273
(24,188,313)	(200,215,476)	(4,291,924)	(2,616,533)	(5,259,240)
$104,816,834	$95,080,838	$7,115,018	$31,307,479	$17,502,033

$104,816,834	$95,080,838	$7,115,018	$31,307,479	$17,502,033
13,086,477	11,346,845	790,357	3,319,653	1,978,270
$8.01	$8.38	$9.00	$9.43	$8.85
$103,997,483	$100,057,060	$6,965,458	$11,653,888	$28,204
$–	$–	$–	$20,125,427	$15,708,016
$–	$230,620	$–	$75,953	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	65

Stone Harbor Investment Funds	Statements of Operations

For the Six Months Ended November 30, 2021 (Unaudited)

Stone Harbor Emerging Markets Debt Fund
INVESTMENT INCOME:
Interest(1)	$39,732,809
Dividends	5,255
Dividends from affiliated investment companies	48,860
Total Investment Income	39,786,924
EXPENSES:
Operational:
Investment advisory fee	4,332,243
Administration fees	417,215
Custodian fees	48,859
Printing fees	3,870
Professional fees	48,795
Trustee fees	156,501
Transfer agent fees	10,392
Registration fees	23,735
Insurance fees	50,158
Line of credit commitment fee	70,732
Other	56,373
Total expenses before waiver/reimbursement	5,218,873
Less fees waived by investment adviser	–
Less expenses reimbursed by investment adviser	–
Total Net Expenses	5,218,873
Net Investment Income	34,568,051
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(2,010,270)
Investments - affiliated investment companies	–
Credit default swap contracts	(654,950)
Futures contracts	–
Forward foreign currency contracts	568,829
Foreign currency transactions	683,325
Net realized gain/(loss)	(1,413,066)
Change in unrealized appreciation/(depreciation) on:
Investments	(76,086,403)
Affiliated investment companies	(114,437)
Credit default swap contracts	832,491
Futures contracts	–
Forward foreign currency contracts	3,529,211
Translation of assets and liabilities denominated in foreign currencies	(65,600)
Net change in unrealized depreciation	(71,904,738)
Net Realized and Unrealized Loss	(73,317,804)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(38,749,753)

(1)Including Foreign Tax Withholding	$2,379

See Notes to Financial Statements.

66	www.shiplp.com

Stone Harbor Investment Funds	Statements of Operations

For the Six Months Ended November 30, 2021 (Unaudited)

Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund

$2,693,001	$4,122,653	$185,149	$81,683	$–
537	1,022	67	374	11
–	–	–	408,280	210,488
2,693,538	4,123,675	185,216	490,337	210,499

258,783	532,771	29,193	86,986	65,161
33,633	44,644	5,977	13,063	7,835
9,807	94,783	2,476	13,696	14,483
3,009	3,270	2,932	3,051	3,392
48,807	48,792	40,245	32,319	30,093
11,078	17,379	737	3,506	2,084
10,112	10,196	10,065	10,088	10,117
12,093	13,089	10,715	11,368	11,529
2,322	2,571	75	1,262	1,460
7,303	9,954	971	–	–
27,091	14,902	9,021	5,921	5,509
424,038	792,351	112,407	181,260	151,663
(80,187)	(73,819)	(29,193)	(86,986)	(65,161)
–	–	(47,874)	(54,949)	(84,672)
343,851	718,532	35,340	39,325	1,830
2,349,687	3,405,143	149,876	451,012	208,669

591,460	(666,284)	12,479	83,458	–
–	–	–	–	(3,121)
–	–	–	(35,694)	–
–	–	–	87,211	–
–	(92,515)	–	(46,429)	11,935
–	(3,823,223)	–	(51,284)	–
591,460	(4,582,022)	12,479	37,262	8,814
(2,320,385)	(7,548,065)	(191,092)	3,959	(1)
–	–	–	(701,815)	(1,150,424)
–	–	–	78,271	–
–	–	–	(111,488)	–
–	(591,331)	–	2,386	(20,019)
–	(67,572)	–	(2,100)	–
(2,320,385)	(8,206,968)	(191,092)	(730,787)	(1,170,444)
(1,728,925)	(12,788,990)	(178,613)	(693,525)	(1,161,630)
$620,762	$(9,383,847)	$(28,737)	$(242,513)	$(952,961)

$–	$20,280	$275	$34	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	67|

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emerging Markets Debt Fund
	For the Six Months Ended November 30, 2021 (Unaudited)	For the Year Ended May 31, 2021
OPERATIONS:
Net investment income	$34,568,051	$64,606,103
Net realized gain/(loss)	(1,413,066)	20,012,901
Net change in unrealized appreciation/(depreciation)	(71,904,738)	79,898,398
Net increase/(decrease) in net assets resulting from operations	(38,749,753)	164,517,402
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From distributable earnings	(33,333,513)	(58,454,456)
Net decrease in net assets from distributions to shareholders	(33,333,513)	(58,454,456)
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	188,258,562	326,285,514
Issued to shareholders in reinvestment of distributions	30,820,593	55,790,844
Cost of shares redeemed	(187,332,450)	(185,957,685)
Net increase/(decrease) in net assets from capital share transactions	31,746,705	196,118,673
Net increase/(decrease) in net assets	(40,336,561)	302,181,619
NET ASSETS:
Beginning of period	1,396,895,049	1,094,713,430
End of period	$1,356,558,488	$1,396,895,049
OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	142,226,466	122,756,383
Shares sold	19,225,394	33,163,437
Shares reinvested	3,186,549	5,646,013
Shares redeemed	(19,351,677)	(19,339,367)
Shares outstanding - end of period	145,286,732	142,226,466

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor High Yield Bond Fund		Stone Harbor Local Markets Fund

For the Six Months Ended November 30, 2021 (Unaudited)	For the Year Ended May 31, 2021	For the Six Months Ended November 30, 2021 (Unaudited)	For the Year Ended May 31, 2021

$2,349,687	$3,758,646	$3,405,143	$8,878,066
591,460	1,808,883	(4,582,022)	(15,940,506)
(2,320,385)	3,440,927	(8,206,968)	24,741,005
620,762	9,008,456	(9,383,847)	17,678,565

(2,446,615)	(3,704,805)	–	–
(2,446,615)	(3,704,805)	–	–

7,003,338	47,513,392	410,293	39,872,482
2,446,615	3,704,805	–	–
(731,782)	(24,051,273)	(56,938,019)	(226,155,045)
8,718,171	27,166,924	(56,527,726)	(186,282,563)
6,892,318	32,470,575	(65,911,573)	(168,603,998)

97,924,516	65,453,941	160,992,411	329,596,409
$104,816,834	$97,924,516	$95,080,838	$160,992,411

12,023,020	8,694,226	17,831,661	39,528,471
850,918	5,942,456	47,045	4,580,116
301,329	462,123	–	–
(88,790)	(3,075,785)	(6,531,861)	(26,276,926)
13,086,477	12,023,020	11,346,845	17,831,661

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	69

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emerging Markets Corporate Debt Fund

	For the Six Months Ended November 30, 2021 (Unaudited)	For the Year Ended May 31, 2021
OPERATIONS:
Net investment income	$149,876	$302,279
Net realized gain/(loss)	12,479	(21,171)
Net realized gain/(loss) on investments - affiliated investment companies	–	–
Net change in unrealized appreciation/(depreciation)	(191,092)	764,728
Net increase/(decrease) in net assets resulting from operations	(28,737)	1,045,836
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From distributable earnings	(164,504)	(314,385)
Net decrease in net assets from distributions to shareholders	(164,504)	(314,385)
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	5,000,000	563,456
Issued to shareholders in reinvestment of distributions	164,504	314,385
Cost of shares redeemed	(4,550,285)	(580,799)
Net increase/(decrease) in net assets from capital share transactions	614,219	297,042
Net increase/(decrease) in net assets	420,978	1,028,493
NET ASSETS:
Beginning of period	6,694,040	5,665,547
End of period	$7,115,018	$6,694,040
OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	723,613	693,847
Shares sold	542,887	61,178
Shares reinvested	17,916	34,922
Shares redeemed	(494,059)	(66,334)
Shares outstanding - end of period	790,357	723,613

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor Strategic Income Fund		Stone Harbor Emerging Markets Debt Allocation Fund

For the Six Months Ended November 30, 2021 (Unaudited)	For the Year Ended May 31, 2021	For the Six Months Ended November 30, 2021 (Unaudited)	For the Year Ended May 31, 2021

$451,012	$1,184,814	$208,669	$598,068
37,262	140,323	11,935	20,677
–	90,002	(3,121)	1,402,019
(730,787)	1,510,328	(1,170,444)	1,724,340
(242,513)	2,925,467	(952,961)	3,745,104

(459,656)	(1,276,065)	–	(883,527)
(459,656)	(1,276,065)	–	(883,527)

–	2,537	376,781	1,939,448
459,656	1,276,063	–	883,527
–	(2,000,000)	(728,358)	(18,144,856)
459,656	(721,400)	(351,577)	(15,321,881)
(242,513)	928,002	(1,304,538)	(12,460,304)

31,549,992	30,621,990	18,806,571	31,266,875
$31,307,479	$31,549,992	$17,502,033	$18,806,571

3,271,571	3,352,727	2,017,984	3,631,257
–	262	40,688	211,176
48,082	132,715	–	93,594
–	(214,133)	(80,402)	(1,918,043)
3,319,653	3,271,571	1,978,270	2,017,984

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	71

Stone Harbor Emerging Markets Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2021 (Unaudited)		For the Year Ended May 31, 2021		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017
Net asset value - beginning of period	$9.82		$8.92		$9.73		$9.99		$10.60		$10.07
Income/(loss) from investment operations:
Net investment income(1)	0.23		0.51		0.47		0.56		0.58		0.56
Net realized and unrealized gain/(loss) on investments	(0.48)		0.85		(0.74)		(0.21)		(0.56)		0.59
Total income/(loss) from investment operations	(0.25)		1.36		(0.27)		0.35		0.02		1.15

Less distributions to shareholders:
From net investment income	(0.23)		(0.46)		(0.54)		(0.61)		(0.63)		(0.62)
Total distributions	(0.23)		(0.46)		(0.54)		(0.61)		(0.63)		(0.62)
Net Increase/(Decrease) in Net Asset Value	(0.48)		0.90		(0.81)		(0.26)		(0.61)		0.53
Net asset value - end of period	$9.34		$9.82		$8.92		$9.73		$9.99		$10.60

Total Return	(2.61)%		15.31%		(3.02)%		3.82%		0.08%		11.70%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,357		$1,397		$1,095		$1,213		$1,207		$1,442
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.72	%(2)	0.73%		0.72%		0.71%		0.71%		0.69%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.72	%(2)(3)	0.73	%(3)	0.72	%(3)	0.71	%(3)	0.71	%(3)	0.69%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	4.65	%(2)	5.18%		4.89%		5.81%		5.53%		5.37%
Portfolio turnover rate	55%		106%		118%		104%		108%		114%

(1)	Calculated using average shares throughout the period.
(2)	Annualized.
(3)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

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Stone Harbor High Yield Bond Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2021 (Unaudited)		For the Year Ended May 31, 2021		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017
Net asset value - beginning of period	$8.14		$7.53		$7.88		$7.91		$8.31		$7.91
Income from investment operations:
Net investment income(1)	0.19		0.38		0.42		0.43		0.43		0.46
Net realized and unrealized gain/(loss) on investments	(0.13)		0.60		(0.34)		(0.02)		(0.36)		0.39
Total income from investment operations	0.06		0.98		0.08		0.41		0.07		0.85

Less distributions to shareholders:
From net investment income	(0.19)		(0.37)		(0.43)		(0.44)		(0.47)		(0.45)
Total distributions	(0.19)		(0.37)		(0.43)		(0.44)		(0.47)		(0.45)
Net Increase/(Decrease) in Net Asset Value	(0.13)		0.61		(0.35)		(0.03)		(0.40)		0.40
Net asset value - end of period	$8.01		$8.14		$7.53		$7.88		$7.91		$8.31

Total Return(2)	0.72%		13.19%		0.96%		5.36%		0.87%		10.97%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$105		$98		$65		$89		$103		$160
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.82	%(3)	0.88%		0.88%		0.84%		0.77%		0.67%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.66	%(3)(4)	0.66	%(4)	0.66	%(4)	0.66	%(4)	0.66	%(4)	0.65%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	4.54	%(3)	4.76%		5.36%		5.51%		5.25%		5.63%
Portfolio turnover rate	32%		94%		57%		54%		58%		70%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Annualized.
(4)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	73

Stone Harbor Local Markets Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2021 (Unaudited)		For the Year Ended May 31, 2021		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017
Net asset value - beginning of period	$9.03		$8.34		$8.30		$8.64		$8.76		$7.78
Income/(loss) from investment operations:
Net investment income(1)	0.21		0.40		0.47		0.51		0.56		0.56
Net realized and unrealized gain/(loss) on investments	(0.86)		0.29		(0.42)		(0.74)		(0.59)		0.42
Total income/(loss) from investment operations	(0.65)		0.69		0.05		(0.23)		(0.03)		0.98

Less distributions to shareholders:
From net investment income	–		–		(0.01)		(0.11)		(0.09)		–
Total distributions	–		–		(0.01)		(0.11)		(0.09)		–
Net Increase/(Decrease) in Net Asset Value	(0.65)		0.69		0.04		(0.34)		(0.12)		0.98
Net asset value - end of period	$8.38		$9.03		$8.34		$8.30		$8.64		$8.76

Total Return	(7.20)%		8.27	%(2)	0.59%		(2.60)%		(0.33)%		12.60%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$95		$161		$330		$720		$1,048		$991
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.12	%(3)	1.04%		0.96%		0.90%		0.90%		0.89%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	1.01	%(3)(4)	1.01	%(4)	0.96	%(4)	0.90	%(4)	0.90	%(4)	0.89%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	4.81	%(3)	4.60%		5.53%		6.28%		6.13%		6.76%
Portfolio turnover rate	33%		95%		103%		101%		119%		125%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Annualized.
(4)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

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Stone Harbor Emerging Markets Corporate Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2021 (Unaudited)		For the Year Ended May 31, 2021		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017
Net asset value - beginning of period	$9.25		$8.17		$8.82		$8.80		$9.14		$8.82
Income/(loss) from investment operations:
Net investment income(1)	0.20		0.45		0.42		0.45		0.44		0.41
Net realized and unrealized gain/(loss) on investments	(0.23)		1.10		(0.64)		0.03		(0.36)		0.32
Total income/(loss) from investment operations	(0.03)		1.55		(0.22)		0.48		0.08		0.73

Less distributions to shareholders:
From net investment income	(0.22)		(0.47)		(0.43)		(0.46)		(0.42)		(0.41)
Total distributions	(0.22)		(0.47)		(0.43)		(0.46)		(0.42)		(0.41)
Net Increase/(Decrease) in Net Asset Value	(0.25)		1.08		(0.65)		0.02		(0.34)		0.32
Net asset value - end of period	$9.00		$9.25		$8.17		$8.82		$8.80		$9.14

Total Return(2)	(0.36)%		19.25%		(2.71)%		5.71%		0.80%		8.43%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7		$7		$6		$13		$12		$13
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	3.27	%(3)	3.46%		1.95%		2.15%		2.19%		1.91%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	1.03	%(3)(4)	1.01	%(5)	1.01	%(5)	1.01	%(5)	1.01	%(5)	1.00%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	4.36	%(3)	4.99%		4.68%		5.21%		4.76%		4.49%
Portfolio turnover rate	7%		55%		168%		63%		115%		72%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Annualized.
(4)	Includes borrowing costs of 0.03% to average net assets.
(5)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	75

Stone Harbor Strategic Income Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2021 (Unaudited)		For the Year Ended May 31, 2021		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017
Net asset value - beginning of period	$9.64		$9.13		$9.58		$9.64		$9.90		$9.57
Income/(loss) from investment operations:
Net investment income(1)	0.14		0.37		0.38		0.37		0.40		0.38
Net realized and unrealized gain/(loss) on investments	(0.21)		0.54		(0.54)		(0.04)		(0.34)		0.31
Total income/(loss) from investment operations	(0.07)		0.91		(0.16)		0.33		0.06		0.69

Less distributions to shareholders:
From net investment income	(0.14)		(0.40)		(0.29)		(0.39)		(0.32)		(0.36)
Total distributions	(0.14)		(0.40)		(0.29)		(0.39)		(0.32)		(0.36)
Net Increase/(Decrease) in Net Asset Value	(0.21)		0.51		(0.45)		(0.06)		(0.26)		0.33
Net asset value - end of period	$9.43		$9.64		$9.13		$9.58		$9.64		$9.90

Total Return(2)	(0.74)%		10.05%		(1.75)%		3.58%		0.60%		7.34%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$31		$32		$31		$32		$33		$37
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.14	%(3)(4)	1.13	%(4)	1.12	%(4)	1.09	%(4)	1.01	%(4)	0.94	%(4)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.25	%(3)(4)	0.07	%(4)	0.08	%(4)	0.06	%(4)	0.07	%(4)	0.11	%(4)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	2.84	%(3)(4)	3.84	%(4)	3.99	%(4)	3.94	%(4)	4.03	%(4)	3.89	%(4)
Portfolio turnover rate	8%		13%		7%		8%		29%		20%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Annualized.
(4)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

See Notes to Financial Statements.

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Stone Harbor Emerging Markets Debt Allocation Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2021 (Unaudited)		For the Year Ended May 31, 2021		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017
Net asset value - beginning of period	$9.32		$8.61		$8.95		$9.25		$9.55		$8.90
Income/(loss) from investment operations:
Net investment income(1)	0.10		0.20		0.27		0.33		0.31		0.25
Net realized and unrealized gain/(loss) on investments	(0.57)		0.86		(0.36)		(0.33)		(0.28)		0.74
Total income/(loss) from investment operations	(0.47)		1.06		(0.09)		–		0.03		0.99

Less distributions to shareholders:
From net investment income	–		(0.35)		(0.25)		(0.30)		(0.33)		(0.34)
Total distributions	–		(0.35)		(0.25)		(0.30)		(0.33)		(0.34)
Net Increase/(Decrease) in Net Asset Value	(0.47)		0.71		(0.34)		(0.30)		(0.30)		65.00
Net asset value - end of period	$8.85		$9.32		$8.61		$8.95		$9.25		$9.55

Total Return(2)	(5.04)%		12.26%		(1.21)%		0.20%		0.21%		11.51%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$18		$19		$31		$28		$28		$28
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.62	%(3)(4)	1.32	%(4)	1.22	%(4)	1.21	%(4)	1.19	%(4)	0.98	%(4)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.02	%(3)(4)	0.02	%(4)	0.03	%(4)	0.05	%(4)	0.05	%(4)	0.05	%(4)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	2.23	%(3)(4)	2.13	%(4)	2.98	%(4)	3.70	%(4)	3.21	%(4)	2.72	%(4)
Portfolio turnover rate	3%		29%		21%		38%		33%		24%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Annualized.
(4)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	77

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through investment in the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Strategic Income Fund, and the Emerging Markets Debt Allocation Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit linked securities are generally valued using quotations from the broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the settlement price established by the securities or commodities exchange on which they are traded, except that S&P 500 futures contracts are priced at the last transaction price before 4:00 p.m. Eastern time (generally at approximately 3:59 p.m. Eastern time) on the commodities exchange on which they are traded. OTC traded options are priced by Markit and exchange traded options are valued by the securities or commodities exchange on which they are traded. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern time. Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Forward foreign currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	79

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of Nov. 30, 2021:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund**
Sovereign Debt Obligations	$–	$947,910,473	$–	$947,910,473
Open-End Funds	4,934,423	–	–	4,934,423
Corporate Bonds	–	374,452,657	–	374,452,657
Credit Linked Notes	–	–	7,297,893	7,297,893
Short Term Investments	6,369,591	–	–	6,369,591
Total	$11,304,014	$1,322,363,130	$7,297,893	$1,340,965,037

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$2,403,188	$–	$2,403,188
Liabilities
Forward Foreign Currency Contracts	–	(157,551)	–	(157,551)
Total	$–	$2,245,637	$–	$2,245,637

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds
Exploration & Production	$–	$11,863,078	$–	$11,863,078
Other	–	89,690,632	–	89,690,632
Bank Loans	–	1,498,616	–	1,498,616
Common/Preferred Stocks	–	–	40	40
Short Term Investments	417,687	–	–	417,687
Total	$417,687	$103,052,326	$40	$103,470,053

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund**
Sovereign Debt Obligations	$–	$80,531,713	$–	$80,531,713
Corporate Bonds	–	7,147,664	–	7,147,664
Short Term Investments	3,012,385	–	–	3,012,385
Total	$3,012,385	$87,679,377	$–	$90,691,762

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$339,646	$–	$339,646
Liabilities
Forward Foreign Currency Contracts	–	(580,095)	–	(580,095)
Total	$–	$(240,449)	$–	$(240,449)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$6,840,747	$–	$6,840,747
Short Term Investments	206,339	–	–	206,339
Total	$206,339	$6,840,747	$–	$7,047,086

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund**
Open-End Funds	$19,353,447	$–	$–	$19,353,447
Asset Backed/Commercial Mortgage Backed Securities	–	604,282	–	604,282
Corporate Bonds	–	5,058,032	–	5,058,032
U.S. Government Agency Mortgage Backed Securities	–	2,563,086	–	2,563,086
U.S. Treasury Bonds/Notes	–	1,437,519	–	1,437,519
Short Term Investments	2,023,987	–	–	2,023,987
Total	$21,377,434	$9,662,919	$–	$31,040,353

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$16,327	$–	$16,327
Credit Default Swap Contracts	–	71,210	–	71,210
Future Contracts	5,423	–	–	5,423
Liabilities
Forward Foreign Currency Contracts	–	(23,210)	–	(23,210)
Credit Default Swap Contracts	–	(18,909)	–	(18,909)
Future Contracts	(115,667)	–	–	(115,667)
Total	$(110,244)	$45,418	$–	$(64,826)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$17,519,369	$–	$–	$17,519,369
Short Term Investments	28,204	–	–	28,204
Total	$17,547,573	$–	$–	$17,547,573

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$1,607	$–	$1,607
Liabilities
Forward Foreign Currency Contracts	–	(10,517)	–	(10,517)
Total	$–	$(8,910)	$–	$(8,910)

*	For detailed country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	81

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of May 30, 2021	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of November 30, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at November 30, 2021
Stone Harbor Emerging Markets Debt Fund
Credit Linked
Notes	$8,326,868	$86,676	$–	$(5,862)	$(392,268)	$–	$(717,521)	$–	$–	$7,297,893	$(392,268)
	$8,326,868	$86,676	$–	$(5,862)	$(392,268)	$–	$(717,521)	$–	$–	$7,297,893	$(392,268)

Asset Type	Balance as of May 30, 2021	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of November 30, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at November 30, 2021
Stone Harbor High Yield Bond Fund
Corporate Bonds	$40	$–	$–	$(423,604)	$423,604	$–	$(40)	$–	$–	$–	$–
Common/Preferred
Stocks	–	–	–	–	–	40	–	–	–	40	–
	$40	$–	$–	$(423,604)	$423,604	$40	$(40)	$–	$–	$40	$–

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. During the period ended November 30, 2021, the Funds did not borrow under the Credit Agreement. Interest and commitment fees on funded and unfunded loans can be found in the Statements of Operations of the applicable Fund. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Markets Debt Allocation Fund and the Stone Harbor Strategic Income Fund. The Credit Agreement will expire on April 29, 2022. As of year-end November 30, 2021, there were no outstanding borrowings under the credit agreement.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. These gain/loss amounts are reflected in the Accumulated net realized gain/loss on investments and Net unrealized appreciation on investments on the Statement of Assets and Liabilities.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In many emerging markets there is significantly less publicly available information about domestic companies due to differences in applicable regulatory, accounting, auditing, and financial reporting and recordkeeping standards. More generally, there may be limited corporate governance standards and avenues of recourse as compared to U.S. companies. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Funds' performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended May 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3.  DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Funds' ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Funds may be unable to implement their investment strategy.

Forward Foreign Currency Contracts: Certain Funds engaged in currency transactions with counterparties during the period ended November 30, 2021 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended November 30, 2021 in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended November 30, 2021. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the OTC market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) and also reflected in the change in unrealized appreciation/(depreciation) on credit default swap contracts in the Statements of Operations. Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Changes in value for OTC swaps are reflected in the unrealized appreciation/(depreciation) of the position until a periodic payment is made by either party.

Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended November 30, 2021 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of purchased options, forward foreign currency contracts, credit default swaps, and futures contracts on the Statements of Assets and Liabilities as of November 30, 2021:

Risk Exposure	Location	Fair Value	Location	Fair Value
Stone Harbor Emerging Markets Debt Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$2,403,188	Unrealized depreciation on forward foreign currency contracts	157,551
Total		$2,403,188		$157,551
Stone Harbor Local Markets Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	339,646	Unrealized depreciation on forward foreign currency contracts	580,095
Total		$339,646		$580,095
Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)*	Unrealized appreciation on credit default swap contracts	71,210	Unrealized depreciation on credit default swap contracts	18,909
Interest Rate Risk (Futures Contracts)**	Unrealized appreciation on futures contracts	5,423	Unrealized depreciation on futures contracts	115,667
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	16,327	Unrealized depreciation on forward foreign currency contracts	23,210
Total		$92,960		$157,786
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	1,607	Unrealized depreciation on forward foreign currency contracts	10,517
Total		$1,607		$10,517

*	The value presented includes unrealized appreciation/(depreciation) on over the counter swap contracts and the cumulative gain/(loss) on centrally cleared swap contracts. For centrally cleared swap contracts, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable/(payable) as of November 30, 2021.
**	The value presented includes cumulative gain/(loss) on open futures contracts and swap contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is the unsettled variation margin receivable/(payable) and/or unrealized appreciation/(depreciation) as of November 30, 2021.

The purchased options, forward foreign currency contracts, credit default swap contracts, and futures contracts average volume during the period ended November 30, 2021 is noted below:

Fund	Forward Foreign Currency Contracts Bought**	Forward Foreign Currency Contracts Sold**	Credit Default Swap Contracts***	Futures Contracts*
Stone Harbor Emerging Markets Debt Fund	$(65,373,666)	$3,550,527	$–	$–
Stone Harbor Local Markets Fund	(17,716,867)	23,450,382	–	–
Stone Harbor Strategic Income Fund	(346,875)	1,496,630	7,800,000	(11,687,451)
Stone Harbor Emerging Markets Debt Allocation Fund	(168,943)	468,160	–	–

*	Represents the average market value
**	Represents the average foreign currency amount translated into U.S. dollars (bought) or sold.
***	Represents the average notional value.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

The effect of purchased options, forward foreign currency contracts, credit default swaps, and futures contracts on them Statements of Operations for the period ended November 30, 2021:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Stone Harbor Emerging Markets Debt Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	(654,950)	Change in unrealized appreciation/(depreciation) on credit default swap contracts	832,491
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	568,829	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	3,529,211
Total		$(86,121)		$4,361,702
Stone Harbor Local Markets	Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	(92,515)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(591,331)
Total		$(92,515)		$(591,331)
Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	(35,694)	Change in unrealized appreciation/(depreciation) on credit default swap contracts	78,271
Interest Rate Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	87,211	Change in unrealized appreciation/(depreciation) on futures contracts	(111,488)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	(46,429)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	2,386
Total		$5,088		$(30,831)
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	11,935	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(20,019)
Total		$11,935		$(20,019)

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of November 30, 2021.

Offsetting of Derivatives Assets
November 30, 2021
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount Receivable
Stone Harbor Emerging Markets Debt Fund
Forward foreign currency contracts	$2,403,188	$–	$2,403,188	$(157,551)	$–	$2,245,637
Total	$2,403,188	$–	$2,403,188	$(157,551)	$–	$2,245,637
Stone Harbor Local Markets Fund
Forward foreign currency contracts	$339,646	$–	$339,646	$(57,296)	$–	$282,350
Total	$339,646	$–	$339,646	$(57,296)	$–	$282,350
Stone Harbor Strategic Income Fund
Forward foreign currency contracts	$16,327	$–	$16,327	$(1,052)	$–	$15,275
Total	$16,327	$–	$16,327	$(1,052)	$–	$15,275
Stone Harbor Emerging Markets Debt Allocation Fund
Forward foreign currency contracts	$1,607	$–	$1,607	$(1,607)	$–	$–
Total	$1,607	$–	$1,607	$(1,607)	$–	$–

Offsetting of Derivatives Liabilities
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount Payable
Stone Harbor Emerging Markets Debt Fund
Forward foreign currency contracts	$157,551	$–	$157,551	$(157,551)	$–	$–
Total	$157,551	$–	$157,551	$(157,551)	$–	$–
Stone Harbor Local Markets Fund
Forward foreign currency contracts	$580,095	$–	$580,095	$(245,537)	$–	$334,558
Total	$580,095	$–	$580,095	$(245,537)	$–	$334,558
Stone Harbor Strategic Income Fund
Forward foreign currency contracts	$23,210	$–	$23,210	$(10,692)	$–	$12,518
Total	$23,210	$–	$23,210	$(10,692)	$–	$12,518
Stone Harbor Emerging Markets Debt Allocation Fund
Forward foreign currency contracts	$10,517	$–	$10,517	$(1,607)	$–	$8,910
Total	$10,517	$–	$10,517	$(1,607)	$–	$8,910

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	91

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income/ (loss) and net realized gain/ (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

The tax character of the distributions paid by the Funds during the periods ended May 31, here as follow:

Stone Harbor Emerging Markets Debt Fund	2021
Ordinary Income	$58,454,456
Total	$58,454,456

Stone Harbor High Yield Bond Fund	2021
Ordinary Income	$3,704,805
Total	$3,704,805

Stone Harbor Local Markets Fund	2021
Total	$–

Stone Harbor Emerging Markets Corporate Debt Fund	2021
Ordinary Income	$314,385
Total	$314,385

Stone Harbor Strategic Income Fund	2021
Ordinary Income	$1,260,147
Return of Capital	15,918
Total	$1,276,065

Stone Harbor Emerging Markets Debt Allocation Fund	2021
Ordinary Income	$883,527
Total	$883,527

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

Unrealized Appreciation and Depreciation on Investments: At November 30, 2021, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$27,288,460
Gross depreciation on investments (excess of tax cost over value)	(110,360,214)
Net unrealized depreciation	$(83,071,754)
Cost of investments for income tax purposes	$1,426,282,430

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$1,768,091
Gross depreciation on investments (excess of tax cost over value)	(2,358,457)
Net unrealized depreciation	$(590,366)
Cost of investments for income tax purposes	$104,060,419

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$2,168,605
Gross depreciation on investments (excess of tax cost over value)	(13,474,989)
Net unrealized depreciation	$(11,306,384)
Cost of investments for income tax purposes	$101,757,697

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$221,925
Gross depreciation on investments (excess of tax cost over value)	(143,130)
Net unrealized appreciation	$78,795
Cost of investments for income tax purposes	$6,968,291

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$(65,128)
Gross depreciation on investments (excess of tax cost over value)	(1,162,992)
Net unrealized depreciation	$(1,228,120)
Cost of investments for income tax purposes	$32,203,645

Stone Harbor Emerging Markets Debt Allocation Fund
Gross appreciation on investments (excess of value over tax cost)	$1,622,339
Gross depreciation on investments (excess of tax cost over value)	(8,772)
Net unrealized appreciation	$1,613,567
Cost of investments for income tax purposes	$15,934,006

5. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50%, 0.75%, 0.85%, 0.55%, and 0.70% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund, respectively.

The Adviser has contractually agreed to waive investment advisory fees and reimburse other expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class, and Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class will not exceed 0.75%, 0.65%, 1.00%, and 1.00%,respectively. The Adviser has contractually agreed to waive fees and reimburse expenses with respect to the Stone Harbor Strategic Income Fund Institutional Class and Stone Harbor Emerging Markets Debt Allocation Fund Institutional Class, so that the Net Annual Operating Expenses (inclusive of acquired fund fees and expenses of Stone Harbor-advised funds but exclusive of acquired fund fees and expenses of non-Stone Harbor-advised funds, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses) will not exceed 0.70% and 0.85%, respectively. The fee waiver agreements are in effect through September 30, 2022 and are reevaluated on an annual basis.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

The Adviser will be permitted to recover, on a class by class basis, fees and expenses it has borne through the agreement described above to the extent that a Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement; provided that the amount of such recovered fees and expenses does not cause the total annual operating expenses in any such year to exceed the applicable limits described above or any other lower limit then in effect. A Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. At November 30, 2021, deferred fee and expenses eligible to be recovered will expire at the end of May as follows:

	2022	2023	2024	Total
Stone Harbor High Yield Bond Fund	$168,393	$172,784	$174,664	$515,841
Stone Harbor Local Markets Fund	–	–	70,180	70,180
Stone Harbor Emerging Markets Corporate Debt Fund	150,050	158,627	147,813	456,490
Stone Harbor Strategic Income Fund	331,575	336,893	325,418	993,886
Stone Harbor Emerging Markets Debt Allocation Fund	339,291	348,402	364,009	1,051,702

6.  INVESTMENTS

For the period ended November 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments, in-kind transactions, and US Government Obligations) were as follows:

	Purchases	Sales
Stone Harbor Emerging Markets Debt Fund	$847,590,396	$767,894,076
Stone Harbor High Yield Bond Fund	40,198,000	31,927,625
Stone Harbor Local Markets Fund	43,111,898	91,474,952
Stone Harbor Emerging Markets Corporate Debt Fund	1,130,382	445,333
Stone Harbor Strategic Income Fund	2,793,119	2,151,714
Stone Harbor Emerging Markets Debt Allocation Fund	604,225	597,404

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended November 30, 2021 were as follows:

Stone Harbor Strategic Income Fund

Security Name	Value as of May 31, 2021	Purchases	Sales	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Value as of November 30, 2021	Share Balance as of November 30, 2021	Dividends
Stone Harbor Emerging
Markets Corporate Debt Fund	$1,599,911	$38,270	$–	$(44,011)	$–	$1,594,170	177,130	$38,270
Stone Harbor Emerging Markets Debt Fund	7,041,069	165,876	–	(349,833)	–	6,857,112	734,166	165,876
Stone Harbor High Yield Bond Fund	8,694,885	204,134	–	(141,612)	–	8,757,407	1,093,309	204,134
Stone Harbor Local Markets Fund	2,311,117	–	–	(166,359)	–	2,144,758	255,938	–
	$19,646,982			$(701,815)	$–	$19,353,447	2,260,543	$408,280

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

Stone Harbor Emerging Markets Debt Allocation Fund

Security Name	Value as of May 31, 2021	Purchases	Sales	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Value as of November 30, 2021	Share Balance as of November 30, 2021	Dividends
Stone Harbor Emerging Markets Debt Fund	$8,871,942	$396,331	$(281,974)	$(435,194)	$(7,727)	$8,543,378	914,709	$210,488
Stone Harbor Local Markets Fund	9,794,152	207,893	(315,430)	(715,230)	4,606	8,975,991	1,071,121	–
	$18,666,094			$(1,150,424)	$(3,121)	$17,519,369	1,985,830	$210,488

Stone Harbor Emerging Markets Debt Fund

Security Name	Value as of May 31, 2021	Purchases	Sales	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Value as of November 30, 2021	Share Balance as of November 30, 2021	Dividends
Stone Harbor Emerging
Markets Corporate Debt Fund	$–	$5,048,860	$–	$(114,437)	$–	$4,934,423	548,269	$48,860
				$(114,437)	$–	$4,934,423	548,269	$48,860

8.  SHARES OF BENEFICIAL INTEREST

At November 30, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found on the Statements of Changes in Net Assets.

9.  BENEFICIAL OWNERSHIP

As of November 30, 2021, IMF Retired Staff Benefits owned beneficially 79% of the Stone Harbor High Yield Bond Fund’s outstanding shares, an individual shareholder owned beneficially 59% of the Stone Harbor Local Markets Fund’s outstanding shares, two individual shareholders owned beneficially 45% and 43% of the Stone Harbor Emerging Markets Debt Allocation Fund’s outstanding shares, an individual shareholder owned 74% and affiliated persons owned an aggregate of 13% of the Stone Harbor Strategic Income Fund’s outstanding shares, and two individual shareholders held 69% and 22% of the Stone Harbor Emerging Markets Corporate Bond Fund’s outstanding shares.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

11. OTHER

The Funds, along with the Stone Harbor Emerging Markets Total Income Fund and the Stone Harbor Emerging Markets Income Fund (the “Stone Harbor Fund Complex”) pays each Trustee who is not an interested person, of the Investment Adviser or any of its affiliates an aggregate fee of $84,000 per year. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as chair. These fees were allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees of the Trust are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Funds do not receive compensation for performing the duties of their office.

12. CORONAVIRUS (COVID-19) PANDEMIC

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The ongoing effects of the outbreak in developing or emerging market countries with less established health care systems and supply chains may be greater due to slower COVID-19 vaccine distribution and potential new outbreaks of the disease. The COVID-19 pandemic has resulted in, and may continue to result in, travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and increased market uncertainty. This could prolong or reignite a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. The foregoing could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in the Funds.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	95

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2021 (Unaudited)

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“U 2020-08” “Receivables - Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the implication of the additional disclosure requirement and determined that there is no material impact to the Funds’ financial statements.

14. SUBSEQUENT EVENTS

Transaction with Virtus Investment Partners: On January 1, 2022, Stone Harbor Investment Partners, LLC, became an affiliated manager of Virtus Investment, Inc., Stone Harbor remains investment adviser to the Fund pursuant to an Interim Management Agreement dated January 1, 2022. The Interim Management Agreement is scheduled to expire 150 days from January 1, 2022. The acquisition of Stone Harbor by Virtus is not expected to result in a change to the current personnel responsible for day-to-day portfolio management of the Fund. Shareholders of the Fund have been asked to approve reorganizations of the Funds into corresponding Virtus-sponsored funds. Additional information about the proposed reorganizations has been provided to the shareholders and can be found in the proxy statement recently filed with the U.S. Securities and Exchange Commission.

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Stone Harbor Investment Funds	Additional Information

November 30, 2021 (Unaudited)

FUND PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund's Form N-PORT reports are available on the SEC's website at http://www.sec.gov.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 are available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays Global Credit Index (Hedged USD)	Bloomberg Barclays Global Credit Index is a subset of the Global Aggregate Index and is subject to the same quality, liquidity, and maturity requirements and exclusion rules of the latter. Constituents must be rated investment grade by at least two of the three major ratings agencies. Constituents must have a remaining maturity of at least one year. The index does not include convertibles, floating-rate notes, fixed-rate perpetuals, warrants, linked bonds, and structured products.
ICE BofAML US High Yield Constrained Index	The ICE BofAML US High Yield Constrained Index contains all securities in ICE BofA US High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.
JPMorgan CEMBI Broad Diversified Index	The JPMorgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
JPMorgan EMBI Global Diversified Index	The JPMorgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
JPMorgan GBI EM Global Diversified Index	The JPMorgan GBI EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.
S&P 500 Index	The S&P 500 is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

SPECIAL RISKS RELATED TO CYBER SECURITY

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security and other operational and technology failures or breaches of a Fund's service providers (including, but not limited to, the Adviser, the administrator, the transfer agent and the custodian) or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, delays or mistakes in the calculation of the Funds' NAV or other materials provided to shareholders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Adviser does not control the cyber security plans and systems put in place by third party service providers, and such third party service providers may have limited indemnification obligations to the Adviser or the Funds. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by its service providers, financial intermediaries and issuers in which the Funds invest.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	97

Stone Harbor Investment Funds	Additional Information

November 30, 2021 (Unaudited)

DEFINITIONS

ABS – An asset-backed security (ABS) is a financial security backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities.

Alpha – A measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund's alpha. Basis Point – Refers to a standard measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, and is used to denote the percentage change in a financial instrument.

Beta – A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Broad-Based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed accounts or investment funds. Investments cannot be made directly in a broad-based securities index.

Bund - A bund is a sovereign debt instrument issue by Germany's federal government to finance outgoing expenditures. Bund are widely viewed as the German equivalent of U.S. Treasury bonds.

CMBS – Commercial mortgage-backed securities (CMBS) are a type of mortgage-backed security that is secured by mortgages on commercial properties, instead of residential real estate.

Credit Spread – The difference in yield between a U.S. Treasury bond and a debt security with the same maturity. Derivative – A security with a price that is dependent on or derived from one or more underlying assets.

Duration – A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Floating Rate Bonds – Bond whose interest amount fluctuates in step with the market interest rates, or some other external measure. High Yield Spread – The percentage difference in current yields of high-yield bonds compared to investment grade corporate bonds.

Investment Grade – Refers to bonds that are considered to have a relatively low risk of default, ranging from highest credit quality to good credit quality. Bonds rated below investment grade are considered to have significant speculative characteristics.

Par Value – The face value of a bond.

Purchasing Managers’ Index – a measure of the prevailing direction of economic trends in manufacturing.

RMBS – Residential mortgage-backed securities (RMBS) are a type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages.

Sovereign Debt – Refers to bonds issued by a national government in order to finance the issuing country’s growth. Sovereign debt described as external is denominated in U.S. dollar, while sovereign debt described as local is issued in a foreign currency.

Spread – The difference between the bid and ask price of a security or asset.

Standard and Poor’s ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). A security that has not been given a credit rating by Standard and Poor’s is listed as “not rated”. For additional information please go to the Understanding Ratings section at www.standardpoors.com.

Tranche – Portions of debt or structured financing. Each portion (or tranche) is one of several related securities offered at the same time but with a different set of risks, rewards, and maturities.

USD 3-Month LIBOR – The average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of 3 months. The LIBOR interest rates are used by banks as the base rate in setting the level of their savings, mortgage and loan interest rates.

Yield Curve – Yield curve tracks the relationship between interest rates and the maturity of Treasury Securities at a given time.

Yield-To-Maturity – The total return anticipated on a bond if the bond is held until the end of its lifetime. Yield to maturity is considered a long-term bond yield, but is expressed as an annual rate.

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Board Approval of Interim
Stone Harbor Investment Funds	Investment Advisory Agreement

November 30, 2021 (Unaudited)

At its October 20, 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Trustees), considered, and voted to approve, interim investment advisory agreements (each an “Interim Agreement” and, together, the “Interim Agreements”) with Stone Harbor Investment Partners LP, each Fund’s investment adviser (the “Adviser”), for each of Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Emerging Markets Debt Fund (each, a “Fund” and together, the “Funds”).

The Trustees had previously met on April 21, 2021 to consider the renewal of investment advisory agreements for a one-year period between the Funds and the Adviser (the “April Approval”). In addition, following the public announcement of the proposed acquisition of the Adviser by Virtus Investment Partners, Inc. (the “Virtus Transaction”), the Board met on August 3, 2021 to consider, and approve, investment advisory and sub-advisory agreements (the “August Approval”) in connection with the proposed reorganization of the Funds (the “Fund Reorganization”) into investment companies advised by Virtus, or an affiliate thereof, and sub-advised by the Adviser’s portfolio management teams who would become associated with Virtus, or an affiliate thereof, following the closing of the Virtus Transaction (the April Approval and the August Approval are hereinafter referred to collectively as the “Prior 2021 Approvals”). The Board also recommended that the shareholders of the Funds approve the Fund Reorganization.

Approval of the Interim Agreements was being sought by Adviser pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Interim Agreements would be effective upon the closing of the Virtus Transaction and would terminate upon the earlier of (i) the closing of the Fund Reorganizations or (ii) 150 days. The terms of the Interim Agreements are substantively identical to the terms of the current investment advisory agreements, except for those terms mandated by Rule 15a-4 including: the term of the Interim Agreement; that the Board or a majority of a Fund’s outstanding voting securities may terminate the Interim Agreements at any time, without penalty, on ten days’ written notice (as opposed to sixty days’ written notice under the currently effective agreements); and that the compensation payable to the Adviser under the Interim Agreements shall be held in escrow pending the shareholders’ approval of the Fund Reorganization.

In reviewing the Interim Agreements, the Board considered that the approval of each Fund’s Interim Agreement would not result in any changes in (i) the investment process or strategies employed in the management of the Fund’s assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each Fund’s current investment advisory agreement; or (iv) the day-to-day management of each Fund or the persons primarily responsible for such management. In addition, at the October 20, 2021 meeting, the Independent Trustees were afforded the opportunity to, and did, ask questions regarding the Agreements and the Independent Trustees were assisted by independent legal counsel throughout the process.

In reviewing the Interim Agreements, the Board considered the Prior 2021 Approvals and the information provided by the Adviser and Virtus in connection therewith as well as the additional and ongoing information provided by the Adviser relating to the management of the Funds, the performance of the Funds, and the portfolio management, compliance, operational and other resources that the Adviser continued to devote to the management of the Funds. The Board also received confirmation from the Adviser that the earlier information provided to the Board with respect to Prior 2021 Approvals had not changed in a material manner. The Board also considered the expectation that the Virtus Transaction was expected occur in the coming months and that approval of the Interim Agreements was necessary to ensure the continued servicing of the Funds by the Adviser, pending the shareholders’ consideration of the Fund Reorganization.

In considering whether to approve the continuation of each Interim Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Interim Agreements included, but were not limited to, the following:

The nature, extent and quality of the services provided to the Funds under the Interim Agreements.

The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Funds under the Interim Agreements. In this regard, the Trustees considered the information provided in connection with the Prior 2021 Approvals, the experience of each Fund’s portfolio management team and of the Adviser’s senior management, and the time and attention they devote to portfolio management activities, including managing the Funds. The Trustees also considered each Fund’s record of compliance with its investment restrictions and the compliance programs of the Funds and the Adviser. Based on these considerations, the Trustees concluded that the Funds would continue to benefit from the Adviser’s experience, personnel, operations, and resources during the term of the Interim Agreements.

Investment performance of the Funds and the Adviser.

The Trustees reviewed performance information for each Fund, including information prepared by a third party in connection with the April Approval, as well as the ongoing performance information provided since the Prior 2021 Approvals. The Trustees also considered the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes and that there had not been any material changes in these areas since the Prior 2021 Approvals.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2021	99

Board Approval of Interim
Stone Harbor Investment Funds	Investment Advisory Agreement

November 30, 2021 (Unaudited)

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds.

The Trustees considered the fees charged to each Fund for advisory services as well as the total expense level of each Fund. The Trustees considered the information provided to the Trustees compiled by a third party in connection with the April Approval showing a comparison of each Fund’s advisory fees and total expense levels compared to a group of comparable funds selected by the third party. The Trustees noted that each of the Funds is subject to expense caps (although the total expense ratios for certain Funds are below the cap), and that the information provided during the Prior 2021 Approvals indicated that each of the Fund’s advisory fee and total expenses (after application of the expense caps and waivers) align competitively with comparable groups of mutual funds.

Economies of Scale.

The Trustees considered their previous determinations in connection with the Prior 2021 Approvals regarding the extent that economies of scale would likely be realized as the Funds grow and the extent that economies are shared with the Funds and that these determinations were not expected to be materially different in connection with the Interim Agreements. The Trustees also considered the representations of the Adviser and Virtus in connection with the August Approval that the Funds would benefit from the additional resources and scale of Virtus and its registered fund business if the Fund Reorganization is approved.

The Trustees also considered their Prior 2021 Approvals in connection with their consideration of other factors, which included but were not limited to, fallout benefits to the Adviser.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the Interim Agreements for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Emerging Markets Debt Blend Fund should be approved effective on the closing of the Virtus Transaction.

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INVESTMENT ADVISER

Stone Harbor Investment Partners, LLC

31 W. 52nd Street, 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

CUSTODIAN

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1601 Wewatta Street, Suite 400

Denver, CO 80202

This material must be accompanied or preceded by a prospectus.

Member Firm ALPS Distributors, Inc.

SHF0001064 exp. 1/31/2023

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

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Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 8, 2022

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/ Principal Accounting Officer

Date:	February 8, 2022

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